                                 [EXHIBIT 10.28]

                                AMENDMENT NO. XI
                                     TO THE
                        RETIREMENT PLAN FOR EMPLOYEES OF
                                W.W. CLYDE & CO.
                           GENEVA ROCK PRODUCTS, INC.
                       AND BEEHIVE INSURANCE AGENCY, INC.

The Employer (as referred to above) hereby adopts and publishes this amendment to be effective --------------------.

Article XIII, titled "Miscellaneous" is hereby amended in its entirety to read as follows:

                                 "ARTICLE XIII"

MISCELLANEOUS

1. Inclusion in this Plan shall not be construed as giving the Participant any right to be retained in the service of the Employer without the Employer's consent, nor shall it interfere with the right of the Employer to discharge the Participant, nor shall it give the Participant any right, claim or interest in any Retirement Benefits herein described except upon fulfillment of the provisions and requirements of this Plan.

2.   If a vested Participant terminates employment, and the present value of such Participant's nonforfeitable Accrued Benefit does not exceed (or at the time of any prior distribution did not exceed) $3,500, the Participant or the person designated by him to receive payments upon his death, if applicable, shall receive a lump sum settlement of such present value and any nonvested portion of his Accrued Benefit will be forfeited. For purposes of the preceding sentence, if the present value of a Participant's vested Accrued Benefit is zero, the Participant shall be deemed to have received a lump sum settlement of such present value. No distribution may be made under the preceding provisions of this
     Section 2 after a Participant's Annuity Starting Date unless the Participant and, if applicable, his Spouse (or where the Participant has died, the surviving Spouse) consent, pursuant to a Qualified Election, to such distribution within 90 days of the distribution date. For purposes of this Section 2, "Annuity Starting Dates", "Spouse", and "Qualified Election" shall have the respective meaning set forth in
     Article VI hereunder. A lump sum settlement shall be made any time after the Participant's termination of participation but prior to the close of the second Plan Year following the Plan Year in which the termination occurs, even though the Participant or the person designated by him to receive payments upon his death, if applicable, is not otherwise entitled to commencement of benefit payments at such time under other provisions of the Plan.

     For purposes of this Section, termination of participation shall mean:

     (a) the day such lump sum is distributed for all Participants who terminated employment prior to the adoption date of this amendment, provided that such distribution occurs within one year following the adoption date of this amendment; or

     (b) the day employment is terminated for all Participants who terminated employment on or subsequent to the adoption date of this amendment.

     The present value shall be determined without regard to the Participant's sex based upon the interest rate and mortality assumptions, determined as of the first day of the Plan Year that contains the Annuity Starting Date, used by the Pension Benefit Guaranty Corporation for single employer plan terminations.

     If the Plan is amended to change the time for determining the Pension Benefit Guaranty Corporation interest rate and mortality assumptions then any lump sum settlement in the one year period commencing at the time such amendment is effective (if the amendment is effective on or after the adoption date) shall be based on the interest rate and mortality assumptions determined under the Plan, either before or after the amendment, which will result in the larger benefit. If such amendment is adopted retroactively (i.e. the amendment is effective prior to the adoption date) then the interest rate and mortality assumptions which will result in the larger benefit shall be used for any lump sum settlement made in the period beginning with the effective date of the amendment and ending one year after the amendment's adoption date.

     In addition, in no event shall an amendment changing the method for determining a lump sum settlement (as a result of retirement or death) deprive a Participant of his lump sum settlement so determined to the later of the effective date or adoption date of any such amendment. Should an amendment be adopted which directly or indirectly affects the computation of a Participant's lump sum settlement, such Participant's lump sum settlement so determined shall be equal to or greater than the lump sum settlement determined (without regard to such amendment) as of the later of the amendment's adoption date or effective date.

     If a vested Participant receives a lump sum settlement pursuant to this
     Section 2 which is equal to the present value of his entire Accrued Benefit and subsequently is reemployed by the Employer, his Participation Service (if applicable) and Vesting Service completed prior to such payment shall be counted for purposes of determining such Participant's rights to benefits under the Plan upon his reemployment. However, Credited Service with respect to which such Participant has received a lump sum settlement upon termination of employment will be disregarded for purposes of determining his Accrued Benefit under the Plan upon his reemployment.

3. No person entitled to benefits under this Plan shall have the right assign, commute or encumber the benefits herein provided. To the maximum extent permitted by law, the benefits or payments herein provided shall not in any way be liable to attachment, garnishment or other process, or to be seized, taken, appropriated or applied by any legal or equitable process, to pay any debt or liability of such person. The preceding also applies to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order as defined in
        Section 414(p) of the Internal Revenue Code or any domestic relations order entered before January 1, 1985. Upon receipt of a domestic relations order, the Administrator shall, within a reasonable period of time, review the domestic relations order to determine whether it is a qualified domestic relations order. The Administrator shall promptly notify the Participant and the alternate payee(s) of the procedures for determining whether such order is qualified. Until such determination has been made, the Administrator shall defer the payment of any disputed benefits.

Executed this _____________ day of ________________________, 19__.

ATTEST:                                       W.W. Clyde & Co.


By _________________________________           By ____________________________________

Official Title _________________________       Official Title ____________________________



ATTEST:                                        Geneva Rock Products, Inc.


By _________________________________           By ____________________________________

Official Title _________________________       Official Title ____________________________



ATTEST:                                        Beehive Insurance Agency, Inc.


By _________________________________           By ____________________________________

Official Title _________________________       Official Title ____________________________


                                 AMENDMENT NO. X

        Amendment and Restatement of The Retirement Plan for Employees of W.W. Clyde & Co., Geneva Rock Products, Inc. and Beehive Insurance Agency, Inc.

WHEREAS W.W. Clyde & Co., Geneva Rock Products, Inc. and Beehive Insurance Agency, Inc. adopted The Retirement Plan for Employees of W.W. Clyde & Co., Geneva Rock Products, Inc. and Beehive Insurance Agency, Inc. effective April 1, 1965; and

WHEREAS Article X of the Plan reserves the right to amend the Plan; and

WHEREAS compliance with The Tax Reform Act of 1986 requires revisions of the Plan; and

WHEREAS compliance with The Omnibus Budget Reconciliation Act of 1986 requires revisions of the Plan; and

WHEREAS compliance with the Age Discrimination in Employment Act, as amended, requires revisions of the Plan; and

WHEREAS compliance with The Omnibus Budget Reconciliation Act of 1987 requires revisions of the Plan; and

WHEREAS compliance with The Technical and Miscellaneous Revenue Act of 1988 requires revisions of the Plan; and

WHEREAS it is intended to bring the Plan into compliance with the above-named Acts;

NOW, THEREFORE, the Employer amends and restates the Plan in its entirety as follows:

Except as specifically provided herein, the provisions of this restatement shall become effective as of January 1, 1989.


                                TABLE OF CONTENTS

ARTICLE I     Definitions.....................................................l

ARTICLE II    Types of Service................................................5

ARTICLE III   Participation...................................................7

ARTICLE IV    Retirement Dates................................................9

ARTICLE V     Accrued Benefits and Retirement Benefits.......................11

ARTICLE VI    Form and Payment of Benefits...................................21

ARTICLE VII   Termination of Employment......................................37

ARTICLE VIII  Funding........................................................40

ARTICLE IX    Administration.................................................41

ARTICLE X     Discontinuance of Employer Contributions
              Plan Amendments and Mergers....................................42

ARTICLE XI    Plan Termination Procedures....................................44

ARTICLE XII   Restricted Benefits to Certain Participants....................46

ARTICLE XIII  Miscellaneous..................................................49

ARTICLE XIV   Top-Heavy Provisions...........................................51


                                    ARTICLE I

                                   DEFINITIONS

1. ADMINISTRATOR means the body which is to the administrative functions of this Plan, as established in accordance with the Article of this Plan entitled Administration.

2.   EFFECTIVE DATE means April 1, 1965.

3. EMPLOYEE means any person enrolled on the active employment rolls of the Employer on or after the Effective Date of this Plan and shall include leased employees within the meaning of Section 414(n)(2) of the Internal Revenue Code. Notwithstanding the foregoing, if such leased employees constitute less than twenty percent of the Employer's non highly compensated work force within the meaning of Section 414(n)(5)(C)(ii) of such Code, the term Employees shall not include those leased employees covered by a plan described in Section 414(n)(5) of such Code unless otherwise provided by the terms of the Plan.

4. EMPLOYER means W.W. Clyde & Co., Geneva Rock Products, Inc. and Beehive Insurance Agency, Inc.

5.   HOUR OF SERVICE means

     (a) Each hour for which an Employee is paid, or entitled to payment by the Employer for the performance of duties. Hours under this paragraph shall be credited to the Employee for the computation period or periods in which the duties are performed; and

     (b) Each hour for which an Employee is paid, or entitled to payment by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 hours shall be credited under this paragraph for any single period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be credited to the Employee for the computation period or periods in which the period during which no duties are performed occurs; and

     (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same hours shall not be credited under both paragraph (a) or paragraph (b), as the case may be, and this paragraph (c). Hours under this paragraph shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award or agreement is made.

         Solely for purposes of determining whether a break in service, as defined in Article II, Section 2, for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period, or (2) in all other cases, in the following computation period.

         Each Hour of Service shall be credited in accordance with Section 2530.200b-2 of the Department of Labor Regulations. Hours of Service will be credited for employment with other members of an affiliated service group (under the Internal Revenue Code Section 414(m)), a controlled group of corporations (under Section 414(b)), or a group of trades or businesses under common control (under Section 414(c)), of which the Employer is a member.

         Hours of Service will also be credited for any leased employee considered an Employee for purposes of this Plan under the Internal Revenue Code Section 414(n). Where the Employer maintains the plan of a predecessor employer, Hours of Service for such predecessor employer shall be treated as Hours of Service for the Employer.

6. PARTICIPANT means an Employee or former Employee who has, on or after the Effective Date of this Plan, met the requirements of Article III hereof.

7. PLAN means the Retirement Plan for Employees of W.W. Clyde & Co., Geneva Rock Products, Inc. and Beehive Insurance Agency, Inc. as it may from time to time be amended which is established by the Employer for the purpose of providing Retirement Benefits for Employees of the Employer who are eligible to participate herein in accordance with the provisions of this Plan.

8. PLAN YEAR means the period of twelve consecutive months beginning each January 1.

9.  QUALIFIED EARLY RETIREMENT AGE means the latest of:

     (a) the earliest date under the Plan on which the Participant could elect to receive Retirement Benefits (other than, if applicable, disability benefits); or

     (b) the first day of the 120th month preceding the Participant's Normal Retirement Age; or

     (c) the Participant's date of inclusion in this Plan.

10. RETIREMENT BENEFIT means the monthly payments to which a Participant shall become entitled hereunder.

11. RETIRED PARTICIPANT means a former Participant who is retired under this Plan and who is receiving Retirement Benefits provided for hereunder.

12. Wherever used herein a pronoun in the masculine gender shall be considered as including the feminine gender unless the context clearly indicates otherwise, and wherever used herein a pronoun in the singular form shall be considered as being in the plural form unless the context clearly indicates otherwise.

13. AVERAGE MONTHLY EARNINGS means 1/l2th of a Participant's salary or wage exclusive of bonuses, paid or accrued as reported by the Employer to the Internal Revenue Service for Income Tax purposes averaged over the last 5 years of his employment with the Employer, including the years which include the dates of hire and determination.

     If, however, the Participant is not employed by the Employer for at least 60 months, the average will be taken over the number of months that the Participant has been employed with the Employer. Further, if the Participant is employed by the Employer for more than 60 months but has not been employed by the Employer for 5 complete years, the average will be taken over the last 60 consecutive months. For both of these situations, it will be assumed that the salary or wage paid or accrued as reported by the Employer to the Internal Revenue Service for Income Tax purposes for each year was earned equally during each month of employment w ith the Employer in that year.

     The amount of annual compensation taken into account for any calendar year after 1988 shall not exceed $200,000 (unless adjusted in such manner as permitted under Section 415(d) of the Internal Revenue Code). In determining the compensation of an Employee, the rules of Internal Revenue Code Section 414(q)(6) shall apply, except that in applying such rules, the term Family shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the year.

 14. PRIOR CONTRACT means Group Annuity Contract GR-4110 which became effective April 1, 1965.

 15. PRIOR CONTRACT ANNUITY means that annuity purchased and in force under the Prior Contract for those Employees covered under such contract as of March 31, 1979, as provided in Exhibit A.

 16. AVERAGE MONTHLY COMPENSATION means the wage or salary paid to the Employee as reported to the Internal Revenue Service for the calendar year that ends with or within the Plan Year averaged over the five consecutive years when the employee had the highest aggregate compensation from the Employer. The annual Compensation taken into account with respect to any Employee under this Article shall not exceed $200,000 (or such other amount as may be specified pursuant to Section 416(d) of the Internal Revenue Code). If the Employer is a member of a controlled group of corporations, Compensation paid to an Employee by any member of the controlled group is considered to be Compensation from the Employer during the Limitation Year. Compensation in years before January 1, 1984 shall be disregarded.

                                   ARTICLE II

                                TYPES OF SERVICE

For purposes of this Plan an Employee's years of service with the Employer shall be determined and reported by the Administrator in accordance with the following:

1.   PARTICIPATION SERVICE

     Participation Service shall be any 12 month period determined from the Employee's date of hire or anniversary thereof in which he completes at least 1,000 Hours of Service for the Employer regardless of employment classification. For purposes of this Section, date of hire shall mean the date the Employee first performs an Hour of Service for the Employer.

2.      VESTING SERVICE

     Vesting Service for a Participant shall be the sum of all 12 month periods during which the Participant has completed at least 1,000 Hours of Service for the Employer regardless of employment classification. Such 12 month periods shall be computed from a Participant's date of hire to the anniversary of his date of hire coincident with or next following the date of his termination of employment. For purposes of this Section, date of hire shall mean the date the Employee first performs an Hour of Service for the Employer.

     In determining the years of Vesting Service completed by a Participant, any 12 month period computed from a Participant's date of hire to the anniversary of his date of hire next preceding the Participant's 18th birthday shall be excluded from consideration.

     A break in Vesting Service shall occur when a Participant completes less than 500 Hours of Service during any 12 month period as set forth above. Should a break in Vesting Service actually occur, Vesting Service completed prior to such break shall not be counted until such time as the Participant completes one full year of Participation Service subsequent to such break. If, however, a Participant does not have a nonforfeitable right to any Accrued Benefits as set forth in Article VII before a break in Vesting Service occurs, the years of Vesting Service completed prior to the break in Vesting Service shall not be taken into account if the number of consecutive one year breaks in Vesting Service equals or exceeds the greater of 5 or the aggregate number of years of Vesting Service completed prior to such break.

     If any break in Vesting Service occurs as a result of a Qualified Leave of Absence, it shall not restrict any Participant from immediately beginning to receive credit for Vesting Service immediately upon his return from such Qualified Leave of Absence.

3.      CREDITED SERVICE

     Credited Service shall be determined in the same manner as Vesting Service. Anything to the contrary notwithstanding, for benefit purposes, Credited Service will only be counted from the date the Employee satisfies the conditions for Participation as outlined in Article III as if this Plan had always been in effect.

     The above not withstanding, Credited Service for an Employee who was prohibited from becoming a Participant in the Plan prior to the Plan Year beginning on or after January 1, 1988 due to his date of hire occurring within 5 years of what otherwise would have been his Normal Retirement Date shall be computed from the anniversary of his date of hire immediately preceding the date his participation in the Plan begins.

4.      QUALIFIED LEASE OF ABSENCE

     A Qualified Leave of Absence shall consist of one of the following:

         (a) Absence with the consent of the Administrator during a period not in excess of one year except that the Administrator may consent to extend the period of leave.

         (b) Absence from work because of occupational injury or disease incurred as a result of employment with the Employer, for which absence a Participant shall be entitled to Workers' Compensation payments.

         (c) Absence in the service of the armed forces of the United States provided the Participant shall re-enter the employ of the Employer within the statutory period during which his right to reemployment is guaranteed after he has first become eligible for discharge or separation from active duty.

     In interpreting this Section 4, the Administrator will apply uniform rules in a like manner to all Participants under similar circumstances.

                                   ARTICLE III

                                  PARTICIPATION

1.      CONDITIONS FOR PARTICIPATION

     (a) Any Employee who was a Participant under the Prior Contract prior to April 1, 1979 will automatically be included in this Plan as of April 1, 1979.

     (b) Any Employee who was not included in the Prior Contract as of April 1, 1979 will be included in this Plan as a Participant on the first day of the month coincident with or next following the later of his attainment of age 25 or the completion of one year of Participation Service completed from and after the Participant's latest date of hire. However, no employee will be included in this Plan if at the date of his hire he is within 5 years of what would otherwise have been his Normal Retirement Date.

     (c) Any Employee who was not included in the Prior Contract or this Plan as of April 1, 1985 will be included in this Plan as a Participant on the first day of the month coincident with or next following the later of:

         (i)   his attainment of age 21; or

         (ii) the completion of one year of Participation Service completed from and after the Participant's latest date of hire; or

         (iii) April 1, 1985.

         However, no employee will be included in this Plan if at the date of his hire he is within 5 years of what would otherwise have been his Normal Retirement Date.

     (d) Any Employee who was not a Participant in the Plan as of the day prior to the first day of the Plan Year beginning on or after January 1, 1988 will be included in the Plan as a Participant on the first day of the month coincident with or next following the latest of:

         (i)   the Employee's attainment of age 21,

         (ii)  the Employee's completion of one year of Participation Service,

         (iii) the first day of the Plan Year beginning on or after January 1, 1988 for an Employee who was prohibited from becoming a Participant in the Plan prior to such date due to his date of hire occurring within 5 years of what otherwise would have been his Normal Retirement Date.

2. Anything to the contrary notwithstanding, Employees who are included in a unit of Employees covered by an agreement between Employee representatives and one or more Employers which

     (a) the Secretary of Labor finds the agreement to be a collective bargaining agreement; and

     (b) includes Retirement Benefits as a subject of good faith bargaining (and there is evidence to support this);

     are not eligible to participate under this Plan.

3. If an Employee's employment terminates after such Employee has satisfied the eligibility requirements in the Plan but prior to becoming a Participant in the Plan and such Employee is reemployed subsequent to the date he would have become a Participant without incurring a one-year break in Vesting Service, such Employee shall be a Participant immediately upon his completion of an Hour of Service.

4. If an Employee's employment terminates after such Employee has become a Participant in the Plan and such Employee is reemployed, such Employee shall be reinstated as a Participant immediately upon his completion of an Hour of Service.

                                   ARTICLE IV

                                RETIREMENT DATES

1.   NORMAL RETIREMENT DATE

     The Normal Retirement Date for a Participant has satisfied the Normal Retirement Date requirements (applicable to such Participant) as of the day prior to the first day of the Plan Year beginning on or after January 1, 1988 shall be determined in accordance with the provisions of the Plan in effect as of the date such requirements were satisfied.

     The Normal Retirement Date for a Participant who has not satisfied the Normal Retirement Date requirements (applicable to such Participant) as of the day prior to the first day of the Plan Year beginning on or after January 1, 1988 shall be determined in accordance with the following:

     (a) The Normal Retirement Date for a Participant who is under age 60 on the date he is included in this Plan shall be the first day of the month coincident with or next following the 65th anniversary of the Participant's date of birth or, if later, the first day of the Plan Year beginning on or after January 1, 1988.

     (b) The Normal Retirement Date for a Participant who is 60 or older on the date he is included in this Plan shall be the first day of the month coincident with or next following the fifth anniversary of the date he became a Participant or, if later, the first day of the Plan Year beginning on or after January 1, 1988.

     A Participant's Normal Retirement Age shall be the earlier of:

     (a) the Normal Retirement Date specified above; or

     (b) the later of:

         (1) attainment of age 65; or

         (2) for a Participant who has not satisfied the Normal Retirement Date requirements (applicable to such Participant) as of the day prior to the first day of the Plan Year beginning on or after January 1, 1988, the 5th anniversary of the date the Employee first becomes a Participant in the Plan; or

         (3) in the case of a Participant not described in clause (2) above, the 10th anniversary of the date the Employee first becomes a Participant in the Plan.

2.   EARLY RETIREMENT DATE

     A Participant may elect to retire on an Early Retirement Date which shall be the first day of any month (as specified by the Participant) coincident with or next following the latest of:

     (a) Completion of 10 years of Vesting Service,

     (b) within 10 years of his Normal Retirement Date,

     (c) termination of employment with the Employer.

3.   DEFERRED RETIREMENT DATE

     The Deferred Retirement Date of any Participant who is in employment beyond his Normal Retirement Date shall be the first day of any month coincident with or next following the date the Participant terminates employment with the Employer.

4.   NORMAL OR EARLY RETIREMENT DATE

     The Normal or Early Retirement Date of any Participant who terminates employment and retains a nonforfeitable right to a Retirement Benefit hereunder shall be determined in accordance with the provisions of the Plan in effect as of the date of such Participant's termination of employment.

                                    ARTICLE V

                    ACCRUED BENEFITS AND RETIREMENT BENEFITS

1.   ACCRUED BENEFIT

     A. For Employees of W.W. Clyde & Co., and Geneva Rock Products, the Monthly Accrued Benefit as of any date of determination shall be an amount equal to:

             1.80 % of a Participant's Average Monthly Earnings at such date of determination multiplied by the number of years of his Credited Service at such date of determination.

     B. For Employees of Beehive Insurance Agency, Inc., the Monthly Accrued Benefit as of any date of determination shall be an amount equal to the greater of (i) or (ii) as defined below:

         (i) 1.80% of a Participant's Average Monthly Earnings at such date of determination multiplied by the number of years of his Credited Service at such date of determination.

         (ii)1.82% of a Participant's Average Monthly Compensation multiplied by years of vesting service. For purposes of this subparagraph (ii), vesting service shall exclude years of service completed prior to April 1, 1984, and is maximized at ten (10) years.

     C.  For paragraphs A & B above, the following apply:

         (i) In no event, however, shall the Monthly Accrued Benefit be any less than the amount of the Prior Contract Annuity, if any, in force for any such employee as provided in Exhibit A.

         (ii)In computing the Monthly Accrued Benefit it will be assumed that such benefit shall be payable in accordance with the terms of the Life Annuity Form with 120 Guaranteed Monthly Payments, as set forth in Article VI, Section 1. Benefits payable in accordance with any other form will be actuarially modified to reflect the difference in the value of the form of payment chosen hereunder as compared to the Life Annuity Form with 120 Guaranteed Monthly Payments.

     Under no circumstances, however, shall an amendment to the Accrued Benefit provisions result in a Participant's Monthly Accrued Benefit so determined being less than his Monthly Accrued Benefit determined (without regard to such amendment) as of the later of the amendment's adoption date or effective date.

     The Annual Accrued Benefit as of any date of determination shall be twelve times the Monthly Accrued Benefit as determined above.

2.   NORMAL RETIREMENT BENEFIT

     The monthly amount of Normal Retirement Benefit payable to a Participant retiring on his Normal Retirement Date shall be equal to the greater of his Monthly Accrued Benefit determined as of such Participant's Normal Retirement Date or his Early Retirement Benefit.

3.   EARLY RETIREMENT BENEFIT

     The monthly amount of Early Retirement Benefit payable to a Participant retiring on his Early Retirement Date shall be equal to his Monthly Accrued Benefit determined as of such Participant's Early Retirement Date multiplied by the appropriate percentage below.

                      Number of Years Early Retirement Date
                         Precedes Normal Retirement Date

           0      1      2      3      4       5      6      7      8      9      10
        ----------------------------------- ----------------------------------- ----
        100.0   93.3   86.6   79.9   73.2    66.5   63.2   59.9   56.6   53.3    50.0

     If the period between the Early Retirement Date and Normal Retirement Date is not an integral number of years, the percentage to be applied shall be the percentage for the next higher integral number of years, increased by a proportionate part of the difference between that percentage and the percentage for the next lower integral number of years.

4.   DEFERRED RETIREMENT BENEFIT

     (a) In the case of a Participant whose Normal Retirement Benefits are suspended as provided under Section 5 below, the monthly amount of Deferred Retirement Benefit payable to a Participant retiring on his Deferred Retirement Date shall be equal to his Monthly Accrued Benefit determined as of such Participant's Normal Retirement Date multiplied by the appropriate percentage below:

                    NUMBER OF YEARS DEFERRED RETIREMENT DATE
                         FOLLOWS NORMAL RETIREMENT DATE

                   1             2              3             4             5
               ---------     ---------      ---------     ---------     -----
               106.0%        112.0%         118.0%        124.0%        130.0%

     If the period between the Deferred Retirement Date and Normal Retirement Date is not an integral number of years, the percentage to be applied shall be the percentage for the lower integral number of years, increased by a proportionate part of the difference between that percentage and the percentage for the next lower integral number of years.

     (b) In the case of a Participant whose Normal Retirement Benefits are not suspended in accordance with Section 5 below, the monthly amount of Deferred Retirement Benefit payable to such Participant retiring on his Deferred Retirement Date shall be equal to the greater of his Monthly Accrued Benefit determined in (a) above or the actuarial equivalent of his Monthly Accrued Benefit determined as of his Normal Retirement Date and computed without regard to any service during which such benefits were suspended under the "Suspension of Benefits" Section below.

     No amendment to the Deferred Retirement Benefit provisions shall have the effect of decreasing a Participant's Deferred Retirement Benefit determined (without regard to such amendment) as of the later of the date such amendment is adopted or becomes effective.

5.   SUSPENSION OF BENEFITS

     For a Participant who has not reached his Annuity Starting Date (as defined in Article VI hereunder), Normal Retirement Benefits will be suspended, as limited by the provisions in Article VI, Section 6, for each calendar month during which the Participant completes at least 40 Hours of Service with the Employer in section 203(a)(3)(B) service as determined under the Employee Retirement Income Security Act of 1974 and the Department of Labor regulations issued thereunder.

     No payment shall be withheld by the Plan pursuant to this Section unless the Plan notifies the Participant by personal delivery or first class mail during the first calendar month or payroll period in which the Plan withholds payments that his benefits are suspended. Such notification shall contain a description of the specific reason(s) why benefits are being suspended, a general description of the Plan provision relating to the suspension of benefits, a copy of such provisions, and a statement to the effect that applicable Department of Labor regulations may be found in section 2530.203-3 of the Code of Federal Regulations. In addition, the notice shall inform the Participant of the Plan's procedures for affording a review of the suspension of benefits as provided for in Article IX.

     The provisions of this Section shall not apply to the minimum benefit, if any, to which the Participant is entitled under the Top-Heavy provisions of
     Article XIV.

6.   EMPLOYMENT AFTER RETIREMENT BENEFITS COMMENCE

     If a Retired Participant is employed by the Employer, he shall continue to receive Retirement Benefit payments in the same form of annuity. The Participant will be included in the Plan immediately upon the date he completes an Hour of Service after his Early, Normal or Deferred Retirement Date and will accrue additional benefits in accordance with this Article. The amount of the adjusted Retirement Benefit will be based on the Accrued Benefit as of the date of adjustment, using all Credited Service with the Employer, reduced by the Actuarial Equivalent of all distributions made to the Participant prior to the date of adjustment and on or after the attainment of his Normal Retirement Date for which the Plan could have provided (without regard to Internal Revenue Code Section 401(a)(9) and the regulations thereunder) for the suspension of the Participant's benefits in accordance with Section 203(a)(3)(B) of the Employee Retirement Income Security Act of 1974 and the regulations issued thereunder). This reduction shall be determined without regard to any portion of the Participant's distributions exceeding the amount that would have been paid under the Automatic Form of Retirement Benefit described in Section 2 of Article VI of this Plan. Also, this reduction shall not result in a Monthly Accrued Benefit at any time during a Plan Year that is smaller than the Monthly Accrued Benefit determined as of the end of the immediately preceding Plan Year. Such adjustments (which shall be in the same form of annuity already in effect for the Participant except as provided in Article VI, Section l(f)) shall occur at the close of each Plan Year and shall be in compliance with Section 411(b)(1)(H) of the Internal Revenue Code and the regulations thereunder.

7.   MAXIMUM RETIREMENT BENEFITS

     In accordance with the benefit limitations of Section 415 of the Internal Revenue Code, each Participant's Annual Benefit shall be limited so that the specified Maximum Permissible Benefit, as defined herein, is not exceeded. If necessary, the Participant's Accrued Benefit shall be limited in order to meet the requirements of Section 415.

     With respect to each Participant, all qualified defined benefit plans ever maintained by the Employer shall be treated as one defined benefit plan for purposes of applying the limitations of Section 415 of the Internal Revenue Code. In the event the Participant's Annual Benefit exceeds the Maximum Permissible Benefit specified herein, the Participant's Accrued Benefit shall be reduced to the extent necessary under this Plan if the required reduction is not accomplished under the Employer's other defined benefit plan or plans.

     The sum of the Participant's Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction shall not exceed 1.0 with respect to such Participant for any Limitation Year.

     The following definitions shall be used solely for the purposes of this
Section 7:

     (a) "Annual Additions" with respect to the Maximum Permissible Amount means for any Limitation Year, the sum of the following:

         (1) All Employer Contributions, if any, allocated to a Participant;

         (2) All forfeitures, if any, allocated to a Participant;

         (3) A Participant's Participant Contributions, if any.

         Contributions do not fail to be Annual Additions merely because such contributions are excess deferrals, excess contributions, or excess aggregate contributions or merely because such contributions are corrected through distribution or recharacterization.

         Amounts allocated, after March 31, 1984 to an individual medical account, as defined in Section 415 (I) (1) of the Internal Revenue Code, which is part of a defined benefit plan maintained by the Employer are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 198S, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(s), under a welfare benefit fund, as defined in Section 419(e), maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

     (b) "Annual Benefits" means the amount of Accrued Benefit attributable to Employer contributions which would be payable annually in the form of a Life Annuity as of the date of determination, except however, that if the Participant has not yet terminated employment with the Employer and has not yet reached his Normal Retirement Age, the Annual Benefit shall mean the amount of Accrued Benefit attributable to Employer contributions projected to such Participant's Normal Retirement Age assuming the Participant will continue working and Compensation will remain the same until the Participant's Normal Retirement Age.

     (c) "Compensation" for the purposes of applying the limitations of Section 415, shall include only those items specified in subparagraph (1) of
         Section 1.415-2(d) of the Internal Revenue Service Regulations except that, effective for Limitation Years beginning after December 31, 1988, the amount of annual compensation taken into account for any year shall not exceed $200,000 (unless adjusted in such manner as permitted under Section 415(d) of the Internal Revenue Code).

     (d) "Defined Benefit Plan Fractions" means for each limitation Year, a fraction, the numerator of which is the sum of a Participant's projected Annual Benefit under all qualified defined benefit plans maintained by the Employer determined as of the end of the Limitation Year, and the denominator of which, as of the end of the Limitation Year, is the lesser of (I) or (2) below where:

         (1) is equal to 1.25 times the Internal Revenue Code Section 415(b)(1)(A) defined benefit plan dollar limitation amount in effect for such Limitation Year, and

         (2) is equal to 1.___ times the Participant's average annual compensation based on the three consecutive calendar year period during which the Participant has the greatest aggregate Compensation from the Employer.

     (e) "Defined Contribution Plan Fractions" shall mean, for each Limitation Year, a fraction, the numerator of which is the sum of the Annual Additions with respect to any Participant as of the close of the Limitation Year and all prior Limitation Years under this Plan and all other qualified defined contribution plans maintained by the Employer, and the denominator of which is the sum of the lesser of (1) or (2) below for each Limitation Year during which the Participant is employed by the Employer where:

         (1) is equal to 1.25 times the Internal Revenue Code Section 415(c)(1)(A) defined contribution plan dollar limitation amount applicable to such Limitation Year (the prescribed dollar limitation amount shall be equal to $30,000 or, if greater, 25% of the defined benefit plan dollar limitation amount in effect under
             Section 415(b)(1)(A) of such Code), and

         (2) is equal to 1.4 times 25% of the Participant's Compensation for such Limitation Year, except, however, any contribution for medical benefits (within the meaning of Section 419(A)(f)(2)) after separation from service which is treated as an Annual Addition shall not apply.

     (f) "Employer" means the Employer who adopts this Plan. In the event that the Employer is a member of a group which constitutes a controlled group of corporations (as defined in Section 414(b) of the Internal Revenue Code as modified by Section 415(h)) or which constitutes trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c) of the Internal Revenue Code as modified by Section 415(h), all such employers shall be considered a single employer for the purposes of applying the limitations of this Article and the purposes of determining Compensation as defined in subparagraph (c) above.

     (g) "Limitation Years" means a Plan Year for this Plan. In lieu thereof the Employer may adopt, by amending this Plan, any other 12 consecutive month period. If the Employer is a member of a group which constitutes a controlled group of corporations (as defined in Section 414(b) of the Internal Revenue Code as modified by Section 415(h)) the election to use a consecutive twelve month period other than the Plan Year must be made by all members of the group that maintains the plan.

     (h) "Maximum Permissible Amounts" means with respect to any Limitation Year the lesser of:

         (1) the Internal Revenue Code Section 415(c)(1)(A) defined contribution plan dollar limitation amount applicable to such Limitation Year (the prescribed dollar limitation amount shall be equal to $30,000 or, if greater, 25% of the defined benefit plan dollar limitation amount in effect under Section 415(b)(1)(A) of such Code), or

         (2) 25% of the Compensation actually paid to the Participant for such Limitation Year, except, however, any contribution for medical benefits (within the meaning of Section 419(A)(f)(2)) after separation from service which is treated as an Annual Addition shall not apply.

     (i) "Maximum Permissible Benefit" means the maximum Annual Benefit to which a Participant is entitled in accordance with the following provisions:

         (1) Maximum Permissible Benefit Applicable to Participants Who Have At Least Ten Years Of Participation Service - The Maximum Permissible Benefit applicable to any Participant who has at least ten years of Participation Service with the Employer shall be limited to the greater of (i) or (ii) below:

             (i) the Internal Revenue Code Section 415(b)(1)(A) defined benefit plan dollar limitation amount in effect for such Limitation Year, or

             (ii) 100% of the Participant's average annual Compensation based on the three consecutive calendar year period during which the Participant had the greatest aggregate Compensation from the Employer.

         (2) Adjustment to the Maximum Permissible Benefit - Adjustments shall be made to the Maximum Permissible Benefit in accordance with subparagraphs (i), (ii) or (iii) below:

             (i) In the event the Participant's Accrued Benefit is determined in a form of annuity other than a Life Annuity or the Joint and Survivor Annuity form, as set forth in Section
                  1 of this Article, an adjustment shall be made to the Maximum Permissible Benefit in order to determine the actuarial equivalent amount of Maximum Permissible
                  Benefit when stated in the form of annuity in which the Participant's Accrued Benefit is determined in accordance with Section I of this Article. The actuarial equivalent amount of benefit will be the lesser of the actuarially adjusted benefit using a 5% interest assumption and the Unisex UP 1984 Mortality Table or the adjusted benefit according to the Plan's actuarial equivalence definition for other than the Normal Form of annuity.

             (ii) In the event the Participant's Accrued Benefit becomes payable prior to the Participant's attainment of the Social Security Retirement Age, an adjustment shall be required to the Maximum Permissible Benefit. Accordingly, the Maximum Permissible Benefit payable prior to the Participant's attainment of the Social Security Retirement Age but on or after the attainment of age 62 shall be adjusted in a manner which is consistent with the reduction for old age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act. Thus, if a Participant's Social Security Retirement Age is 65, the applicable dollar limitation for benefits commencing on or after age 62 is reduced by 5/9 of 1% for each month by which benefits commence before the month in which the Participant attains age 65. If a Participant's Social Security Age is greater than 65, the applicable dollar limitation for benefits commencing at or after age 62 is determined by reducing such limitation by 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each of the additional months (up to 24 months) by which benefits commence before the month of the Participant's Social Security Retirement Age. Furthermore, the Maximum Permissible Benefit payable prior to the Participant's attainment of age 62 shall be adjusted so that it is the actuarial equivalent of the Maximum Permissible Benefit payable at age 62 using that which results in the lower benefit under (A) or
                  (B) below:

                  (A) the reduction factors based on a 5% interest assumption and the Unisex UP-1984 Mortality Table; or

                  (B) the Early Retirement Benefit reduction factors or
                      percentages specified in Section 3 of this Article.

                  The adjustment set forth in this subparagraph (7)(i)(2)(ii) shall not apply if the Maximum Permissible Benefit results from the benefit limitation set forth in Section 7(i)(1)(ii).

             (iii)In the event the Participant's Accrued Benefit becomes payable after the Participant's attainment of the Social Security Retirement Age, an adjustment shall be made to the Maximum Permissible Benefit. Accordingly, the Maximum Permissible Benefit payable after the Participant's attainment of the Social Security Retirement Age shall be adjusted so that it is the actuarial equivalent of the Maximum Permissible Benefit payable at the Social Security, Retirement Age using that which results in the lower benefit under (A) or (B) below:

                  (A) adjustment factors based on a 5% interest assumption and the Unisex UP-1984 Mortality Table; or

                  (B) the Deferred Retirement Benefit factors or percentages, if any, specified in Section 4 of this Article.

                  The adjustment set forth in this subparagraph 7(i)(2)(iii) shall not apply if the Maximum Permissible Benefit results from the benefit limitation set forth in Section 7(i)(1)(ii).

         (3) Except as provided in subparagraph 7(i)(4)(b) hereof, the Maximum Permissible Benefit determined under subparagraphs (7)(i)(1) and
             (7)(i)(2) and all other defined benefit plans of the Employer shall never be deemed to be an amount which is less than $10,000, provided the Participant is not, and has never been a participant in any defined contribution plan of the Employer.

         (4) Maximum Permissible Benefit Applicable to Participants Who Have Less Than Ten Years Of Participation Service With The Employer - The maximum Permissible Benefit applicable to any Participant who has less than ten years of Participation Service with the Employer shall be equal to the lesser of:

             (a) the product of the Maximum Permissible Benefit amount which would otherwise have been applicable in accordance with subparagraphs (1)(i) and (a) of paragraph (7)(i) hereof and a fraction, the numerator of which is the number of the Participant's years (or part thereof) of Participation Service in the Plan as of and including the current Limitation Year, and the denominator of which is ten, however, for purposes of applying the requirements of subparagraph 7(d)(1) hereof, the provisions of this subparagraph 7(i)(4)(a) shall be amended by substituting Years (or part thereof) of service with the Employers where "years (or part thereof) of Participation Service in the Plan" is shown, or

             (b) the product of the Maximum Permissible Benefit amount which would otherwise have been applicable in accordance with subparagraph (1)(ii), (2)(i) and (3) of paragraph (7)(i) hereof and a fraction, the numerator of which is the number of the Participant's years (or part thereof) of service with the Employer as of and including the current Limitation Year, and the denominator of which is ten.

         (5) If the Participant's Annual Benefit exceeds the Maximum Permissible Benefit after the application of the appropriate adjustments hereof, such Participant's Accrued Benefit shall be limited to an amount which produces an Annual Benefit equal to the Maximum Permissible Benefit.

         (6) Notwithstanding the foregoing provisions of this paragraph 7(i), in the case of an individual who was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, the application of the appropriate adjustments hereof shall not cause the Maximum Permissible Benefit for such Participant to be less than the Participant's Accrued Benefit determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987 and without regard to any Plan amendments or cost-of-living adjustments occurring after May 5, 1986. The preceding sentence applies only if the Plan was in existence on May 6, 1986 and satisfied the applicable requirements of Internal Revenue Code Section 415 for all limitation Years beginning before January 1, 1987.

     (j) To the extent provided by the Secretary of the Treasury, subparagraph 7(i)(4)(a) hereof (other than for purposes of subparagraph 7(d)(1)) shall be applied separately with respect to each change in the benefit structure of the Plan.

     (k) The defined benefit plan dollar limitation amount prescribed under subparagraphs (d), (e), (h),and (i) above shall be effective as of the first day of each calendar year end shall apply to the Limitation Year that ends in such calendar year. Said limitation shall be adjusted annually in accordance with Section 415(d) of the Internal Revenue Code.

     (1) "Participation Service" means any 12 month period determined from the Participant's date of inclusion in the Plan or anniversary thereof during which he completes at least 1,000 Hours of Service for the Employer regardless of Employment Classification. A Participant who is permanently and totally disabled within the meaning of Internal

         Revenue Code Section 415(c)(3)(C)(i) during any such period shall receive a year of Participation Service with respect to that period.

     (m) "Social Security Retirement Age" means the age used as the retirement age under Section 216(1) of the Social Security Act, except that such Section shall be applied:

         (1) without regard to the age increase factor, and

         (2) as if the early retirement age under Section 216(1)(2) of such Act were 62.

8.      FORFEITURES

     No part of any forfeitures resulting from the application of any provisions of this Plan shall be applied to increase the benefits any Participant would otherwise receive under this Plan.

                                   ARTICLE VI

                          FORM AND PAYMENT OF BENEFITS

1.   DEFINITIONS

     The following definitions shall be used solely for the purposes of this
Article:

     (a) "Election Period" means the period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to benefits accrued prior to separation, the Election Period shall begin on the date of separation.

     (b) "Earliest Retirement Age" means the earliest Early Retirement Date on which, under the Plan, a Participant who separates from service (including death) could receive Retirement Benefits assuming, if appropriate under the circumstances, he would have survived to such date or, in the case of a Participant who separates from service (including death) and who would not be eligible to receive Retirement Benefits on an Early Retirement Date, his Normal Retirement Age.

     (c) "Normal Form of Retirement Benefit" means the Life Annuity with 120 Monthly Payments Guaranteed form. This form of benefit shall provide for the payment of Retirement Benefits to the Retired Participant during his lifetime with the guarantee that no less than a total of 120 monthly Retirement Benefit payments will be made to the Retired Participant and his named beneficiary.

         If the Retired Participant dies prior to the receipt of the specified number of monthly payments, the balance of the guaranteed number of monthly payments will be paid to the Retired Participant's named beneficiary until a total of the specified number of monthly payments has been made to the Retired Participant and his named beneficiary. The first such payment to the beneficiary shall be due and payable as of the first day of the month following the Retired Participant's death.

         In the event there is no named beneficiary living at the death of the Retired Participant the balance of the specified number of guaranteed monthly payments, which would otherwise have become payable to the Retired Participant's beneficiary, shall be commuted to a single sum and shall be paid to the executors or administrators of the Retired Participant's estate.

         If the beneficiary of a deceased Retired Participant should die prior to receiving the balance of the specified number of guaranteed monthly payments, the balance of the specified number of guaranteed monthly payments, which would otherwise have become payable to the Retired Participant's beneficiary, shall be commuted to a single sum and shall be paid to the beneficiary's executors administrators of the beneficiary's estate.

         No monthly benefit will be payable under this form to a beneficiary if the Participant dies before his actual retirement date except as provided in Section 5 hereof. If a Participant, however, who has elected this form should die after his actual retirement date and prior to the commencement of monthly payments, his beneficiary shall become a beneficiary annuitant and shall be entitled to benefits payable for the specified number of months in an amount equal to the amount which would have been payable to the Participant had the Participant retired on the date of his death with this form effective.

     (d) "Qualified Elections" means a waiver of a Joint and Survivor Annuity or a Qualified Pre-Retirement Survivor Annuity. For this purpose, a Joint and Survivor Annuity for a Participant who is not married means the Normal Form of Retirement Benefit. The waiver must be in writing and must be consented to by the Participant's Spouse. Further, such waiver must designate a specific alternate beneficiary and, in the case of a waiver of a Joint and Survivor Annuity, an optional form of benefit. The Spouse's consent to a waiver must be witnessed by the Plan Administrator or notary public, notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Plan Administrator that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, such will be deemed a Qualified Election. Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed Qualified Election, the designated Spouse. Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

     (e) "Spouse" means the Spouse or surviving Spouse of the Participant, provided that a former Spouse will be treated as the Spouse or surviving Spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Internal Revenue Code. The Spouse, to be eligible, must be married to the Participant on the earlier of the day on which the Participant dies or retires and begins to receive Retirement Benefit payments. It shall be the Participant's sole responsibility to keep the Administrator informed of his marital status.

     (f) "Annuity Starting Date" is the first day of the first period for which an amount is paid as an annuity or any other form. For purposes of determining a Participant's Annuity Starting Date, the payment of any Disability Benefits pursuant to Article XV shall be disregarded. In the case of an Annuity Starting Date that occurs on or after the Participant's Normal Retirement Age, such date shall apply to any additional benefit accruals after the Annuity Starting Date. In the case of an Annuity Starting Date that occurs prior to the Participant's Normal Retirement Age, such date shall not apply to any additional benefit accruals after the Annuity Starting Date.

2.   AUTOMATIC FORMS OF RETIREMENT BENEFIT

     (a) Except as provided in Article XIII, Section 2, if a Participant has a Spouse upon attainment of his Annuity Starting Date his vested Accrued Benefit will be paid in the form of a Joint and Survivor Annuity unless an Optional Annuity Form is selected, pursuant to a Qualified Election, within the 90-day period ending on the Annuity Starting Date. The selection of an Optional Annuity Form shall be valid only if the Participant has previously received the information described in
         Section 8(a) of this Article.

     (b) Except as provided in Article XIII, Section 2, if a Participant has no Spouse upon attainment of his Annuity Starting Date his vested Accrued Benefit will be paid in the Normal Form of Retirement Benefit unless, pursuant to a Qualified Election, an Optional Annuity Form is selected within the 90-day period ending on the Annuity Starting Date. The selection of an Optional Annuity Form shall be valid only if the Participant has previously received the information described in
         Section 8(a) of this Article.

3.   JOINT AND SURVIVOR ANNUITY

     The provisions of this Section 3 shall apply to any participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in Section 10.

     The Joint and Survivor Annuity shall provide for an annuity for the life of a Participant with a survivor annuity for the life of such Participant's Spouse which is not less than one-half, or greater than the amount of the annuity payable during the joint lives of the Participant and such Participant's Spouse. Unless the Participant specifies otherwise, the survivor annuity payable to the Participant's Spouse will equal one-half the amount of the annuity payable during the joint lives of the Participant and such Participant's Spouse.

     (a) The Joint and Survivor Annuity shall provide for the payment of Retirement Benefits in an amount which shall be the Actuarial Equivalent, as determined in Section 7 below, of the Accrued Benefit as determined in Article V, Section 1. Retirement Benefits payable to the Retired Participant shall commence on the first day of the month coincident with or next following the date on which the Participant actually retires.

     (b) If the Spouse pre-deceases the Retired Participant, the Retirement Benefit payments will continue to the Retired Participant in exactly the same amount as determined in Subsection (a) above. Retirement Benefit payments will cease, in this instance, upon the death of the Retired Participant.

     (c) No Retirement Benefits will be payable under this form to a Spouse if the Participant dies before his Early Retirement Age. If, however, benefits become payable under this Section upon the death of a Participant, then the Spouse, if living, shall be entitled to Retirement Benefits in an amount equal to the amount which would have been payable to the Spouse had the Participant retired on the date of his death with the Joint and Survivor Annuity operative. Such Retirement Benefits shall be payable for the Spouse's further lifetime and shall cease upon the Spouse's death.

     (d) A Participant to whom this Section applies and who is eligible to retire on an Early or Normal Retirement Date may make a Qualified Election not to receive the Joint and Survivor Annuity. Such election shall be made within the 90 day period ending on the Annuity Starting Date. The selection of an Optional Annuity Form shall be valid only if the Participant has previously received the information described in
         Section 8(a) of this Article.

4.   OPTIONAL ANNUITY FORMS

     a.  CONTINGENT ANNUITANT OPTION

         (1) In lieu of the Automatic Forms of Retirement Benefit called for in
             Section 2 above, a Participant may elect a Contingent Annuitant Option which provides for an actuarially adjusted benefit payable to the Retired Participant during his lifetime and for the continuance of such Retirement Benefits in 50% of such amount to a Contingent Annuitant, if living, after the Retired Participant's death, with the further guarantee that at least 120 monthly payments shall be made.

         (2) The benefit payable under this option to the Contingent Annuitant shall be limited so that the value of the annuity payable to the Contingent Annuitant shall be less than fifty percent (50%) of the value of the Retired Participant's total original benefit, both calculated as of the Retired Participant's actual retirement date.

         (3) The monthly payment to the Contingent Annuitant shall commence on the first day of the month following the month in which the Retired Participant dies, if the Contingent Annuitant is then living, and shall continue monthly with the last payment due for the month in which the Contingent Annuitant's death occurs; provided, however, that if the Retired Participant shall have not received at least a total of 120 monthly payments, the remainder of the 120 monthly payments will be payable to the Contingent Annuitant in the same amount previously paid to the Retired Participant. After a total of 120 monthly payments have been made, the amount of monthly benefit payable to Contingent Annuitant shall be equal to 50% of the amount previously paid.

         (4) If both the Retired Participant and Contingent Annuitant should die prior to receipt of 120 monthly payments, the balance of the guaranteed number of monthly payments will be paid to the Retired Participant's named Beneficiary until a total of the number of specified monthly payments has been made to the Retired Participant and his named Beneficiary. The first such payment to the Beneficiary shall be due and payable as of the first day of the month following the Retired Participant's death.

             In the event there is no named Beneficiary living at the death of the Retired Participant the balance of the specified number of guaranteed monthly payments which would otherwise have become payable to the Retired Participant's Beneficiary shall be commuted to a single sum and shall be paid to the Retired Participant's executors or administrators.

             If the Beneficiary of a deceased Retired Participant should die prior to receiving the balance of the specified number of guaranteed monthly payments, the balance of the specified number of guaranteed monthly payments which would otherwise have become payable to the Retired Participant's Beneficiary shall be commuted to a single sum and shall be paid to the Beneficiary's executors or administrators.

         (5) If a Contingent Annuitant dies before the Participant's Early or Formal Retirement Age is attained, the Formal Form of Retirement Benefit Payments will, if applicable, automatically become payable as if a Contingent Annuitant Option had not been elected.

         (6) If a Participant who has elected this option should die after his actual retirement date and prior to the commencement of monthly payments, the Contingent Annuitant, if living, shall become a Survivor Annuitant and shall be entitled to benefits, payable for such Survivor Annuitant's further lifetime, in a monthly amount equal to the amount which would have been payable to the Contingent Annuitant had the Participant retired on the date of his death with the Contingent Annuitant Option operative.

     b.  LIFE ANNUITY WITH GUARANTEED NUMBER OF MONTHLY PAYMENTS

         (1) In lieu of the Automatic Forms of Retirement Benefit called for in
             Section 2 above, a Participant may elect a Life Annuity with a specified number (60 or 180) of monthly payments guaranteed. This form would provide for an actuarially adjusted Retirement Benefit payable to the Retired Participant during his lifetime with the guarantee that not less than a total of the specified number of monthly Retirement Benefit payments will be made to the Retired Participant and his named beneficiary.

         (2) If this form is elected and the Retired Participant dies prior to the receipt of the specified number of monthly payments, the balance of the guaranteed number of monthly payments will be paid to the Retired Participant's named beneficiary until the total of the specified number of monthly payments has been made to the Retired Participant and his named beneficiary. The first such payment to the beneficiary shall be due and payable as of the first day of the month following the Retired Participant's death.

         (3) In the event there is no named beneficiary living at the death of the Retired Participant, the balance of the specified number of guaranteed monthly payments, which would otherwise have become payable to the Retired Participant Beneficiary shall be commuted to a single sum and shall be paid to the executors or administrators of the Retired Participant's estate.

         (4) If the beneficiary of a deceased Retired Participant should die prior to receiving the balance of the specified number of guaranteed monthly payments, the balance of the specified number of guaranteed monthly payments, which would otherwise have become payable to the Retired Participant's beneficiary, shall be commuted to a single sum and shall be paid to the beneficiary's executors or administrators of the beneficiary's estate.

         (5) No monthly benefit will be payable under this form to a beneficiary if the Participant dies before his actual retirement date. If a Participant, however, who has elected this form should die after his actual retirement date and prior to the commencement of monthly payments, his beneficiary shall become a beneficiary annuitant and shall be entitled to benefits payable for the specified number of months in an amount equal to the amount which would have been payable to the Participant had the Participant retired on the date of his death with this form effective.

     c.  LIFE ANNUITY

         In lieu of the Automatic Forms of Retirement Benefit called for in
         Section 2 above, a Participant may elect a Life Annuity form which shall provide for the payment of an actuarially adjusted Retirement Benefit to the Retired Participant during his, lifetime. If this form is elected, Retirement Benefits shall commence on the first day of the month coincident with or next following the date the Participant actually retires and shall cease upon his death. No Retirement Benefit will be payable under this form if the Participant dies before his first Retirement Benefit becomes due.

     d.  CASH SETTLEMENT OPTION

         In lieu of the Automatic Forms of Retirement Benefit called for in
         Section 2 above, a Participant may elect a Cash Settlement Option which provides for a single sum cash payment to the Participant in an amount which is the actuarial equivalent of his Accrued Benefit determined as of April 1, 1979. A Participant's Accrued Benefit earned after April 1, 1979 is not eligible for this option.

     e.  ELECTION OF OPTIONAL ANNUITY FORMS

         (1) Any Optional Annuity Form may be elected by the Participant by written notice to the Administrator at any time prior to his actual retirement date. Such election must indicate that the Participant has made a Qualified Election to revoke the

             Automatic Form of Retirement Benefit, as it pertains to him, and that in its place has elected the Optional Annuity Form chosen by him.

         (2) Once an election of an Optional Annuity Form is made in accordance with Subsection (1) above and accepted by the Administrator it may be rescinded by the Participant. In no event shall the consent of any person entitled to receive payments upon the death of the Participant be required as a condition to the right of a Participant to revoke or change any option previously elected.

5.   QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY

     The provisions of this Section 5, subject to the terms of Section 11 of this Article, shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in Section 10.

     (a) Except as provided in Article XIII, Section 2, if a vested Participant who has not yet attained his Annuity Starting Date, dies after his Earliest Retirement Age, the Participant's Spouse (if any) will receive the same Retirement Benefit that would be payable if the Participant had retired with an immediate Joint and Survivor Annuity on the day before the Participant's date of death unless an election not to be covered by the Qualified Pre-Retirement Survivor Annuity is made within the Election Period pursuant to a Qualified Election. Such election may be made only with respect to the Qualified Pre-Retirement Survivor Annuity coverage for the period beginning after the Participant's Earliest Retirement Age. Retirement Benefits payable under this subparagraph (a) will be reduced by a Monthly Percentage Reduction Factor (as determined below) to reflect the period during which the Qualified Pre-Retirement Survivor Annuity coverage was in effect beginning on the Participant's Earliest Retirement Age and ending OR the Participant's date of death or, if earlier, his Normal Retirement Age. In no event, however, shall such adjustment be made for any period prior to the date the notice of the right to waive the Qualified Pre-Retirement Survivor Annuity is provided to the Participant pursuant to Section 8(b) of this Article. The preceding sentence does not apply to any adjustments prior to the first Plan Year beginning after December 31, 1988.

                    Age Range in which          Monthly Percentage Reduction
                  Earliest Retirement Age         Factor applicable during
                        is attained                    such Age Range
                           55-59                             .03
                        60 or over                           .05

         The Monthly Percentage Reduction Factor applicable to a Participant upon his attainment of any age subsequent to his Earliest Retirement Age shall be the Monthly Percentage Reduction Factor in effect for the Age Range containing the attained age.

     (b) Except as provided in Article XIII, Section 2, if a vested Participant who has not yet attained his Annuity Starting Date, dies on or before his Earliest Retirement Age, the Participant's Spouse (if any) will receive the same Retirement Benefit that would be payable if the Participant had:

         (i) separated from service at the earlier of the actual time of separation or the date of death,

         (ii) survived to the Earliest Retirement Age,

         (iii)retired with an immediate Joint and Survivor Annuity at the Earliest Retirement Age, and

     (c) In the case of a vested Participant who dies on or after his Normal Retirement Age but prior to his Annuity Starting Date, such Participant's Spouse will begin to receive benefit payments on the first day of the month coincident with or next following the date of the Participant's death unless the Spouse elects in writing, to commence payments on a later date (but not later than the date the Participant would have attained age 70 1/2). In the case of a vested Participant who dies before his Normal Retirement Age but prior to his Annuity Starting Date, such Participant's Spouse will begin to receive benefit payments on the first day of the month coincident with or next following the date that would have been the Participant's Normal Retirement Age unless the Spouse elects, in writing, to commence payments on an earlier date (but not earlier than the later of the Participant's date of death or the date the Participant would have attained his Earliest Retirement Age) or a later date (but not later than the date the Participant would have attained age 70 1/2). Such benefit payments shall be the Actuarial Equivalent of the applicable benefit described in subparagraphs (a) or (b) of this Section 5.

     (d) If a vested Participant is covered by the Qualified Pre-Retirement Survivor Annuity and later attains his Annuity Starting Date, then Retirement Benefits shall be payable in accordance with the form of annuity in Sections 2, 3 or 4, whichever is applicable. Retirement Benefits payable hereunder will be reduced by a Monthly Percentage Reduction Factor (as indicated in subparagraph (a) above) to reflect the period during which the Qualified Pre-Retirement Survivor Annuity coverage was in effect beginning on the Participant's Earliest Retirement Age and ending on the Participant's Annuity Starting Date or, if earlier, his Normal Retirement Age. In no event, however, shall such adjustment be made for any period prior to the date the notice of the right to waive the Qualified Pre-Retirement Survivor Annuity is provided to the Participant pursuant to Section 8(b) of this Article. The preceding sentence does not apply to any adjustments prior to the first Plan Year beginning after December 31, 1988.

6.      PAYMENT OF BENEFITS

     Unless a Participant elects otherwise, in writing, distribution of his Retirement Benefits will begin no later than the 60th day after the latest of the close of the Plan Year in which:

     (1) the Participant attains age 65 (or Normal Retirement Age, if earlier);

     (2) occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan, or

     (3) the Participant terminates service with the Employer.

     However, this election may not be made if the exercise of such Section will cause Retirement Benefits payable under the Plan with respect to the
     Participant:

     (1) to begin later than the required beginning date under subparagraph
         (a)(1) below (except as provided under subparagraph (d) of this Section
         6), or

     (2) in the event of the Participant's death, to be more than "incidental" within the meaning of paragraph (b)(1)(i) of Internal Revenue Service Regulation 1.401-1.

     (a)       REQUIRED BENEFIT DISTRIBUTIONS

         (1) A distribution of the Participant's Retirement Benefits must be made or commence to be made not later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. For purposes of the preceding sentence, a Participant who has attained age 70 1/2 in the 1988 calendar year, who is not a 5 percent owner (as defined in Internal Revenue Code Section 416(i)), and who has not retired by January 1, 1989 shall be deemed to have attained age 70 1/2 in the 1989 calendar year. Furthermore, Participants who have attained age 70 1/2 before January 1, 1988 and who are not 5 percent owners (as defined in Internal Revenue Code Section 416 (i) (1) (B)) in the Plan Year ending with or within the calendar year in which the individual attains age 66 1/2 or in any succeeding Plan Year, may defer the distribution of Retirement Benefits until April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or terminates employment with the Employer, whichever is later.

         (2) The distribution of the Participant's Retirement Benefits, shall be made over one of the following periods:

             (i)   the life of the Participant,

             (ii)  the life of the Participant and a designated beneficiary,

             (iii) a period not extending beyond the life expectancy of the
                   Participant, or

             (iv) a period not extending beyond the life expectancy of the
                  Participant and a designated beneficiary.

     (b) REQUIRED DISTRIBUTIONS UPON DEATH

         (1) If the Participant dies after the distribution of Retirement Benefits commence, the distribution of such Retirement Benefits will be continued in accordance with the form of Retirement Benefit in effect prior to the Participant's death.

         (2) If the Participant dies before Retirement Benefits commence, the entire death benefit, if any, due as a result of the Participant's death, will be distributed no later than 5 years after the Participant's death except to the extent that a written election is made to receive distributions in accordance with (i) or (ii) below:

             (i) If any portion of the Participant's benefit is payable to a designated beneficiary, distributions may be made in substantially equal installments over the life or life expectancy of the designated beneficiary commencing no later than one year after the Participant's death;

             (ii) If the designated beneficiary is the Participant's surviving
                  Spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the date on which the Participant would have attained age 70 l/2, and, if the Spouse dies before payments begin, subsequent distributions shall be made as if the Spouse had been the Participant.

     (c) For purposes of subparagraphs (a)(3) and (b)(2) above, payments will be determined in accordance with the Actuarial Equivalent Section of this Article.

     (d) TRANSITIONAL RULES

         If the Participant elected a method of distribution under a written designation which was made before January 1, 1984, and such method of distribution meets the requirements of Internal Revenue Code Section 401(a)(9) as in effect prior to January 1, 1984, then any distributions can be made without regard to this Section 6. If this designation is revoked, any subsequent distribution must satisfy the requirements of this Section 6(a) and (b).

         If a designation is revoked, any subsequent distribution must satisfy the requirements of Section 401(a)(9) as amended. Any charges in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life).

     (e) Any distribution required under the incidental death benefit requirements of Section 401(a) of the Internal Revenue Code shall be treated as a distribution required under Section 401(a)(9) of such Code.

     (f) Notwithstanding any provision of this Plan to the contrary, payment of benefits will be made in accordance with Internal Revenue Code Section 401(a)(9) and the regulations thereunder (including Section 1.401(a)(9)-2 of such regulations).

7.   ACTUARIAL EQUIVALENT

     The amount of benefit payable in any form of benefit other than the Life Annuity with 120 Monthly Payments Guaranteed form, shall be the Actuarial Equivalent of the amount payable in the Life Annuity with 120 Monthly Payments Guaranteed form. Actuarial Equivalent shall be the adjusted benefit payable hereunder as of any Participant's Retirement Date which would provide for equality in value of the aggregate amount expected to be received under the Life Annuity with 120 Monthly Payments Guaranteed form as compared to the value of the aggregate amount expected to be received under another form of benefit. The Actuarial Equivalent shall be determined without regard to the Participant's sex and based upon the interest and mortality assumptions which are consistent with those used in determining the annuity purchase rates used in conjunction with the Group Annuity Contract under which the Plan is being funded as of the point in time that such benefit is being determined. In no case shall the Actuarial Equivalent benefit so determined be less than the Actuarial Equivalent benefit determined on July 31, 1983 using Plan language in effect on that date. Furthermore, in no event shall an amendment to the Actuarial Equivalent benefit provisions deprive a Participant of his Actuarial Equivalent benefit so determined to the later of the effective date or adoption date of any such amendment. Should an amendment be adopted which directly or indirectly affects the computation of a Participant's Actuarial Equivalent benefit, such Participant's Actuarial Equivalent benefit so determined shall be equal to or greater than the Actuarial Equivalent benefit determined (without regard to such amendment) as of the later of the effective date or adoption date of the amendment.

     The amount payable as a lump sum settlement of a Participant's Retirement Benefit shall be an Actuarial Equivalent determined without regard to the Participant's sex based upon the interest and mortality assumptions which are consistent with the non-participating annuity purchase rates from the Insurance Company for the purchase of such annuities and currently In effect at the time of the lump sum settlement provided, however, that such lump sum settlement shall not be less than that computed by using the interest rate and mortality assumptions, determined as of the first day of the Plan Year that contains the Annuity Starting Date, used by the Pension Benefit Guaranty Corporation for plan terminations.

     For purposes of the Lump Sum death benefit under Section 1la(2) of this Article, actuarial equivalence is based upon the ten year certain and life deferred single premium rate using a 5.5% interest rate and 1974 GAM(o) Projection D mortality. A 6-year setback is used for females. In no case shall the lump sum settlement so determined be less than the lump sum settlement so determined on 3-31-85 using the plan language in effect on that date.

     If the Plan is amended to change the time for determining the Pension Benefit Guaranty Corporation interest rate and mortality assumptions then any lump sum settlement in the one year period commencing at the time such amendment is effective (if the amendment is effective on or after the adoption date) shall be based on the interest rate and mortality assumptions determined under the Plan, either before or after the amendment, which will result in the larger benefit. If such amendment is adopted retroactively (i.e. the amendment is effective prior to the adoption date) then the interest rate and morality assumptions which will result in the larger benefit shall be used for any lump sum settlement made in the period beginning with the effective date of the amendment and ending one year after the amendment's adoption date.

     In addition, in no event shall an amendment to the lump settlement provisions deprive a Participant of his lump sum benefit so determined to the later of the effective date or adoption date of any such amendment. Should an amendment be adopted which directly or indirectly affects the computation of a Participant's lump sum settlement, such Participant's lump sum settlement so determined shall be equal to or greater than the lump sum settlement determined (without regard to such amendment) as of the later of the effective date or adoption date of the amendment.

8.   INFORMATION TO BE PROVIDED BY ADMINISTRATOR

     (a) The Administrator shall provide each Participant (excluding nonvested Participants who are no longer employed by the Employer) or, if applicable, such Participant's Spouse or beneficiary with a written non-technical explanation of the forms of annuity available under this Plan, including the Joint and Survivor Annuity; the terms and conditions of a Joint and Survivor Annuity; the Participant's right to make and the effect of an election to waive the Joint and Survivor Annuity form of benefit; the rights of a Participant's Spouse; the right to make, and the effect of a revocation of a previous election to waive the Joint and Survivor Annuity; and the relative financial effect on the Participant's annuity of such election. For purposes of the preceding sentence, a Joint and Survivor Annuity for a Participant who is not married means the Normal Form of Retirement Benefit. Said explanation shall also include a general description of the eligibility conditions and other material features of the optional forms of benefit available under this Plan (including sufficient additional information to explain the relative values of the optional forms of benefit). The information described above shall be provided no less than 30 days and no more than 90 days before the Annuity Starting Date.

     (b) The Administrator shall provide each Participant (excluding nonvested Participants who are no longer employed by the Employer), within whichever of the following applicable periods ends last, with a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of subparagraph (a) above applicable to a Joint and Survivor Annuity:

         (i) the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

         (ii) a reasonable period ending after the individual becomes a Participant;

         (iii) a reasonable period ending after the Qualified Pre-Retirement Survivor Annuity ceases to be a fully subsidized benefit (where applicable);

         (iv) a reasonable period ending after Section 401(a)(11) of the Internal Revenue Code applies to the Participant;

         (v) a reasonable period ending after the Participant separates from service before attaining age

         For purposes of applying this subparagraph (b), a reasonable period ending after the events described in (b)(ii) through (v) means the end of the one year period beginning with the date the applicable event occurs. The applicable period for such events begins one year prior to the occurrence of the enumerated events. In addition, if a Participant described in (b)(v) returns to service with the Employer, the Administrator shall also comply with the provisions of (b)(i), (ii),
         (iii), and (iv), as applicable.

     (c) The information described in subparagraphs (a) and (b) above shall include a statement informing each Participant of the availability of additional information and how such information may be obtained.

     (d) A Participant may request the information described in subparagraph (c) above at any time prior to the Participant's actual retirement date. The Administrator shall be required to provide such information within 30 days of receipt of the Participant's written request and such information shall be in the form of a written explanation in non-technical language. The Administrator shall not be required to comply with any more than one request from any Participant.

9. Anything in this Plan to the contrary notwithstanding, the Participant shall not have the right prior to his retirement irrevocably to elect to have all or part of his interest in this Plan, which would otherwise become available to him during his Lifetime, paid only to his beneficiary after his death.

10.  TRANSITIONAL RULES

     (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed under Sections 2 and 5 of this Article must be given the opportunity to elect to have such Sections apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 years of Vesting Service when he separated from service.

     (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his benefits paid in accordance with subparagraph (d) of this Section.

     (c) The respective opportunities to elect (as described in subparagraphs
         (a) and (b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to such Participants.

     (d) Any Participant who has elected pursuant to subparagraph (b) of this, Section, and any Participant who does not elect under subparagraph (a) or who meets the requirements of subparagraph (a) except that such Participant does not have at least 10 years of Vesting Service when he separates from service, shall have his benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a Life Annuity:

         (i) Automatic Joint and Survivor Annuity. If benefits in the form of a Life Annuity become payable to a married Participant who:

             (1) begins to receive payments under the Plan on or after Normal
                 Retirement Age; or

             (2) dies on or after Normal Retirement Age while still working for the Employer; or

             (3) begins to receive payments on or after the Qualified Early Retirement Age; or

             (4) separates from service on or after attaining Normal Retirement Age (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

             then such benefits will be received under this Plan in the form of a Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least 6 months before the Participant attains Qualified Early Retirement Age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

         (ii)Election of early survivor annuity. A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Joint and Survivor Annuity if the Participant had retired on the day before his death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the Qualified Early Retirement Age, or (2) the date on which participation begins, and ends on the date the Participant terminates employment.

11.  SPECIAL DEATH BENEFIT

     If a Participant elects to retire on his Deferred Retirement Date and makes such an election in accordance with Article IV, Section 3 hereof and dies subsequent to his Normal Retirement Date but prior to his Deferred Retirement Date, there shall be payable a Special Death Benefit in accordance with the following:

     a. If a Participant is not married at the date of his death, does not have a qualified spouse living at the date of his death or has elected prior to the date of his death to receive his Retirement Benefit in a form other than the Joint and Survivor Annuity Form, then

         (1) there shall be a lump sum death benefit payable to the Participant's named Beneficiary or if there be no named Beneficiary to the Participant's estate.

         (2) the amount of such lump sum death benefit shall be the actuarial equivalent of that portion of the Participant's Accrued Benefit determined as of the date of his death.

     b.  If a Participant is married, has a qualified spouse as determined in
         Article VI or whose benefit would have been payable in the Joint and Survivor Annuity Form had he retired on the date of his death, then

         (1) there shall be payable to such qualified spouse a monthly life annuity,

         (2) the payment of such monthly life annuity shall commence on the first day of the month following the death of the Participant and shall cease upon the qualified spouse's death,

         (3) the amount of such monthly life annuity shall be equal to the amount of a monthly life annuity which can be purchased by 105% of the lump sum death benefit as computed in a(2) above and based upon the following table:

                                             Amount of Monthly Life Annuity
                Spouse's Age              Purchased by each $1,000 of Lump Sum
              Nearest Birthday           Death Benefit Applied-First Payment at
              at Date of Death                      Date of Purchase

                                                   Male         Female
                                                   ----         ------
                     65                            $8.12        $6.89
                     66                             8.38         7.06
                     67                             8.65         7.25
                     68                             8.95         7.44
                     69                             9.26         7.65
                     70                             9.59         7.88

         In no event will the death benefit determined in accordance with this
         Section 11 be less than the Qualified Pre-Retirement Survivor Annuity described in Article VI Section 5.

                                   ARTICLE VII

                            TERMINATION OF EMPLOYMENT

1. A Participant shall be fully vested in his Monthly Accrued Benefit upon attaining his Normal Retirement Age as set forth in Article IV and, upon termination of employment thereafter, he shall be entitled to receive his Monthly Accrued Benefit determined as of the date of his termination of employment.

2. A. For employees of W.W. Clyde & Co., and Geneva Rock Products, Inc., the following applies:

         A Participant who terminates his employment prior to the termination of this Plan with less than 5 years of Vesting Service With the Employer shall forfeit all rights to benefits under this Plan. A Participant who has completed 5 years or more of Vesting Service and who terminates his employment with the Employer prior to his Normal Retirement Age shall retain a nonforfeitable right to his Monthly Accrued Benefit determined as of his date of termination of employment. Except as provided in
         Article XIII, Section 2, the Participant's nonforfeitable Monthly Accrued Benefit shall be payable on either the first day of the month coincident with or next following the Participant's Normal Retirement Age in a form as determined in accordance with Article VI or his Early Retirement Date in an amount as determined in accordance with Article V, Section 3, and in a form as determined in accordance with Article VI.

     B.  For employees of Beehive Insurance Agency, Inc., the following applies:

         A Participant who terminates his employment prior to the termination of this Plan with less than 2 years of Vesting Service with the Employer shall forfeit all rights to benefits under this Plan. A Participant who has at least 2 years of Vesting Service and who terminates his employment with the Employer prior to his Normal Retirement Age, shall retain a nonforfeitable right to a percentage of his Monthly Accrued Benefit determined as of his date of termination of employment. Such percentage shall be determined in accordance with the Vesting Schedule below based on the years of Vesting Service completed by the Participant at his date of termination of employment. Except as provided in Article XIII, Section 2, the Participant's nonforfeitable Monthly Accrued Benefit shall be payable on either the first day of the month coincident with or next following the Participant's Normal Retirement Age in a form as determined in accordance with Article VI or, his Early Retirement Date in an amount as determined in accordance with Article V, Section 3 in a form as determined in accordance with
         Article VI.

                                VESTING SCHEDULE

                     Years of Vesting                         Vesting
                          Service                           Percentage
                          -------                           ----------
                            0-1                                  0
                             2                                  20
                             3                                  40
                             4                                  60
                             5                                  80
                             6                                  100

3. Should a Participant's termination of employment with the Employer be caused by the Participant's death or should the Participant die subsequent to his date of termination and prior to his Early Retirement Date or Normal Retirement Age he shall not, in the absence of any contrary provision of
     Article VI, retain any nonforfeitable rights hereunder.

4. Any provision of this Article to the contrary notwithstanding, if an initial formal determination shall be made that this Plan does not qualify under the terms of Section 401 of the Internal Revenue Code no Participant shall retain a nonforfeitable right to his Accrued Benefit.

5. Subject to the provisions of Article XIII, Section 2, if a Participant meets the years of Vesting Service requirement as set forth in Article IV, Section 2(a) at the date of his termination of employment and further provided that such Participant subsequently enters the period as specified in Article IV, Section 2(b), said Participant may elect, in lieu of a benefit payable on the first day of the month coincident with or next following his Normal Retirement Age, to receive a benefit payable on an Early Retirement Date. Such Early Retirement Benefit will be payable in accordance with Article V, Section 3 and will be payable in a form as determined in accordance with Article VI.

6. No amendment to the vesting provisions shall deprive a Participant of his nonforfeitable right accrued (without regard to such amendment) as of the later of the adoption date or effective date of the amendment.

     In the event an amendment is adopted which directly or indirectly affects the computation of a Participant's nonforfeitable percentage, each Participant with at least 3 years of Vesting Service with the Employer may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment.

     Such election may be made in writing to the Plan Administrator any time after the adoption of any such amendment, provided, however, that the election period shall end no earlier than the latest of 60 days following the date the amendment is adopted, effective or the date the Participant is given written notification of the amendment by the Employer or Plan Administrator.

7. A Participant who terminates employment and retains nonforfeitable right to a Retirement Benefit hereunder shall have the amount of nonforfeitable benefit determined in accordance with the provisions of the Plan in effect as of the date of such Participant's termination of employment.

                                  ARTICLE VIII

                                     FUNDING

1. The Employer shall adopt a funding policy for this Plan which is consistent with the requirements of the Internal Revenue Code.

2. For the purpose of carrying out any such funding policy, the Employer may enter into and make periodic payments under a group annuity contract. Any amounts so paid may, at the direction of the Employer be held in an equity account maintained in conjunction therewith. The Employer expressly reserves the right to change funding agencies or vehicles at any time at its own election and without the consent of any person or organization.

3. No part of the funds held under this Plan shall be used for or diverted to purposes other than for the exclusive benefit of Participants, their spouses, or their beneficiaries covered under this Plan prior to the satisfaction of all liabilities hereunder with respect to them, provided that any funds under this Plan may be used to pay reasonable Plan administration expenses.

     Any provisions of this Plan to the contrary notwithstanding, Employer contributions under this Plan are expressly conditioned upon the initial qualification of the Plan under Section 401 of the Internal Revenue Code and upon the deductibility of such contributions under Section 404 of such Code. Upon the Employer's written request, a contribution which was made by a mistake of fact, or conditioned upon the initial qualification of the Plan, or upon the deductibility of the contribution shall be returned to the Employer within one year after the mistaken payment of such contribution, denial of the initial qualification, or the disallowance of the deduction (to the extent disallowed), whichever is applicable. Earnings attributable to a contribution which occurred due to a mistake of fact or conditioned upon deductibility may not be returned to the Employer and losses attributable thereto shall reduce the amount to be so returned. The return of a contribution to the Employer conditioned upon initial qualification of the Plan shall apply only if the application for the determination is made by the time prescribed by law, for filing the Employer's tax return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

4. No person shall have any interest in or right to any of the funds contributed to or held under this Plan except as expressly provided in this Plan and the group annuity contract and then only to the extent that such funds have been contributed by the Employer.

5. The Employer shall pay any and all other costs required for the operation of this Plan.

                                   ARTICLE IX

                                 ADMINISTRATION

1. This Plan shall be administered by the Employer in accordance with this Plan and the group annuity contract and for purposes of such Plan administration, the Employer is hereby deemed to be Plan Administrator and Named Fiduciary.

2. The Administrator shall determine the benefits payable under this Plan, shall administer the Plan in accordance with the terms of the Plan, shall have the power to determine all questions arising in connection with the administration, interpretation, and application of the terms of this Plan (subject to the provision that such power shall be consistently applied in a nondiscriminatory manner among all Participants), and may require Participants to apply in writing to the Administrator for benefits hereunder and to furnish satisfactory evidence of their date of birth and marital status and such other information as may from time to time be deemed necessary.

3. If a Participant's application for Retirement Benefits has been rejected by the Administrator, then the Administrator shall notify the Participant of such rejection in writing setting forth the specific reasons for such rejection. Such written explanation shall be written in a manner calculated to be understood by the Participant.

4. The Administrator shall also afford to any Participant whose claim for Retirement Benefits has been rejected a reasonable opportunity for a full and fair review of the rejection decision.

                                    ARTICLE X

                    DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS
                          -PLAN AMENDMENTS AND MERGERS

1. The Employer intends to continue its sponsorship of this Plan and payment of contributions to this Plan indefinitely; but continuance of such sponsorship and such contributions is not assumed as a contractual obligation, or other obligation, of the Employer and the right is reserved by the Employer to cease its sponsorship of this Plan or to reduce, suspend, or discontinue its contributions hereunder at any time. In the event of a suspension of contributions which ripens into a discontinuance, such discontinuance shall be retroactive to the date the last suspension of contributions commenced.

2. The Employer shall have the right to amend this Plan at any time and to any extent that it may deem advisable. No such amendment, however, shall:

     (a) vest in the Employer any interest in or control over the funds accumulated in accordance with this Plan or the Retirement Benefits provided hereunder, or,

     (b) deprive any Participant who has retired under this Plan, prior to the date of amendment, of any Retirement Benefit under this Plan or change the provisions thereof, provided, however, that any change or modification for the purpose of conforming this Plan to the requirements of the Internal Revenue Code of the United States or of any other pertinent provisions of Federal or State Law, or of any regulation or ruling of any duly constituted authority in connection therewith, may be made effective at any time with retroactive effect, or

     (c) be adopted which results in significant underfunding of the Plan unless, prior to the effective date of such amendment, the Employer provides security to the Plan. The determination of significant underfunding and security shall be made in compliance with Section 401(a)(29) of the Internal Revenue Code, or

     (d) be effective to the extent that any change contained therein (including a change in the actuarial basis for determining optional or early retirement benefits) has the effect of decreasing a Participant's Accrued Benefit determined (without regard to such amendment) as of the later of the adoption date or effective date of the amendment. Notwithstanding the preceding sentence, a Participant's Accrued Benefit may be reduced to the extent permitted under Internal Revenue Code
         Section 412(c)(8) or under regulations promulgated by the Secretary of the Treasury. For purposes of this subparagraph (d), an amendment which has the effect of eliminating or reducing an early retirement benefit, a retirement-type subsidy, or an optional form of benefit, with respect to benefits accrued before the later of the amendment's effective date or adoption date shall be treated as impermissible reducing a Participant's Accrued Benefit. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy.

3. This Plan may not be merged or consolidated with any other plan, nor may any assets or liabilities of this Plan be transferred to any other plan on or after September 2, 1974 unless each Participant in this Plan would (if such other plan then terminated) receive a benefit immediately after such merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before such merger, consolidation or transfer (if this Plan had then terminated).

                                   ARTICLE XI

                           PLAN TERMINATION PROCEDURES

1. The terms termination, partial termination and date thereof, as used in this Plan, shall have the same meaning imparted under the Internal Revenue Code and any further regulatory changes thereto. If the termination or partial termination of this Plan occurs, the procedures as may be required in accordance with the Employee Retirement Income Security Act (ERISA) Title IV, the Single-Employer Pension Plan Amendments Act of 1986 (SEPPA), the Pension Protection Act of 1987, and/or any other pertinent laws or regulations, shall be carried out with respect to those Participants affected by such termination or partial termination.

2. If the termination or partial termination of this Plan occurs, the benefit payments otherwise payable under this Plan may be subject to suspension until such time as the proper authority under the Employee Retirement Income Security Act of 1974 approves the distribution of Plan assets.

3. If the termination or partial termination of this Plan occurs, the provisions of Article XII hereof, if not previously carried out, shall then be carried out.

4. If the termination or partial termination of this Plan occurs, all benefits then in pay status with respect to Retired Participants, their spouses, or beneficiaries under this Plan may be subject to reduction. Further, with respect to benefits under this Plan which commenced within the three year period ending on the date of termination or partial termination of this Plan, such previously paid benefits may be subject to recovery from the Retired Participant for the benefit of this Plan, to the extent that such previously paid benefit amounts exceed limitations applicable thereto.

5. If the termination or partial termination of this Plan occurs, the assets of this Plan available to provide benefits shall be allocated among those Participants, spouses and beneficiaries affected by such termination or partial termination in accordance with procedures set forth under the applicable regulations.

6. If the Secretary of the Treasury determines that the allocation made pursuant to this Article (without regard to this Section) results in discrimination prohibited by Section 401(a)(4) of the Internal Revenue Code of 1986 then, if required to prevent the disqualification of this Plan under Section 401(a) or 403(a) of such Code, the assets allocated under this Article shall be reallocated to the extent necessary to avoid such discrimination.

7. The allocation procedures described in this Article may be carried out by means of the annuities purchased under the group annuity contract prior to the date of termination or partial termination of this Plan as well as by means of further purchases of annuities under the group annuity contract after such date.

8. Any assets of this Plan which remain after provision has been made to satisfy all liabilities of this Plan shall, unless in contravention of any provision of law, be deemed to have become available as a result of actuarial error and shall be distributed to the Employer in cash.

                                   ARTICLE XII

                   RESTRICTED BENEFITS TO CERTAIN PARTICIPANTS

1. With a view to preventing any discrimination in favor of highly compensated Participants as required by Section 1.401-4(c) of the Federal Tax Regulations and notwithstanding any other provisions in this Plan to the contrary, the allocation of annual contributions to such Participants will be subject to the following:

     (a) During the first ten years after the Effective Date or if later the period from the Effective Date to the date on which the full current costs of the Plan are first met, the benefits payable to the twenty-five most highly compensated Participants of the Employer will be subject to certain restrictions as set forth in (b) below. In determining the twenty-five most highly compensated Participants, all Employees as of the Effective Date whether or not actually eligible to participate as of such Effective Date shall be considered. Any Employee, however, whose annual Retirement Benefit will not exceed $1,500 will be excluded from such consideration.

     (b) Subject to the condition as set forth in (a) above the benefits payable to any highly compensated Participant shall be restricted and the restricted portion shall be equal to the excess of (1) over (2) as set forth below:

         (1) the benefit payable to such Participant determined in accordance with Article V of this Plan, over,

         (2) a benefit which has a value no greater than the largest of:

             a.   $20,000 of Employer Contributions, or

             b. The amount computed by multiplying 20% of the annual compensation of such Participant as defined in Section 1.401-4(c) of the Federal Tax Regulations not in excess of $50,000 by the lesser of the number of years the Plan has been in effect computed from the Effective Date or the number of years the full current costs have been met computed from the Effective Date, or

             c. With respect to a Participant who is a substantial owner (as defined in Section 4022(b)(5) of the Employee Retirement Income Security Act of 1974 (ERISA)) an amount equal to the present value of the benefit guaranteed for such Participant under Section 4022 of ERISA, or if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences determined in accordance with regulations issued by the Pension Benefit Guaranty Corporation (PBGC).

             d. With respect to a Participant who is not a substantial owner (as defined in Section 4022(b)(5) of ERISA) an amount equal to the present value of the maximum benefit described in Section 4022(b)(3)(b) of ERISA (determined on the date the Plan terminates or on the date benefits commenced, whichever is earlier and determined in accordance with regulations issued by the PBGC) without regard to any other limitations of
                  Section 4022 of ERISA.

2. While this Plan is in full effect and its full current costs are being met, any Participant described in Section l(a) above may receive his full benefits as set forth in Article V subject to no restriction as provided for in Section 1(b).

3. If this Plan is terminated within the ten year period subsequent to the Effective Date or if the full current costs attributable to such period are not being met, no Participant described in Section 1(a) above shall receive any benefits subject to the restrictions as provided for in Section 1(b).

4. Any funds not allocated to a Participant described in Section 1 above as a result of this provision shall be used to increase the amounts of the Retirement Benefits of all other surviving Participants under this Plan. Such funds shall be allocated to each Participant based on the proportion of each Participant's Retirement Benefits to the extent they are unfunded to the total of all Retirement Benefits due hereunder to the extent they are unfunded.

5. If this Plan is, at any time, amended to substantially increase the benefits payable hereunder, the provisions of this Article shall be applicable to such additional benefits and the allocation of such additional annual contributions to highly compensated Participants will be subject to the following:

     (a) During the first ten years after the effective date of an applicable amendment or after the period from the effective date of the amendment to the date on which the full current costs of the Plan are first met, the benefits payable to the twenty-five most highly compensated Participants of the Employer will be subject to certain restrictions as set forth in (b) below. In determining the twenty-five most highly compensated Participants of the Employer all Employees as of the effective date of the amendment whether or not actually eligible to participate as of such effective date shall be considered. Any Employee, however, whose annual Retirement Benefit will not exceed $1,500 will be excluded from consideration.

     (b) Subject to the conditions as set forth in (a) above, the benefits payable to any highly compensated Participant shall be restricted and the restricted portion shall be equal to the excess of (1) over the sum of (2) plus (3) as set forth below:

         (1) the benefit payable to such Participant determined in accordance with Article V of the Plan, over

         (2) a benefit which has a value no greater than the largest of

             a. $20,000 of Employer contributions made since the effective date of the applicable amendment, or

             b.   the sum of

                  i. the Employer's contributions for benefits accrued prior to the date of the applicable Plan amendment and

                  ii. 20% of the first $50,000 of the annual compensation of the
                      Participant as defined in Section 1.401-4(c) of the Federal Tax Regulations multiplied by the lesser of the number of years since the date of the applicable plan amendment or the number of years the full current costs have been met computed from such date, or

             c. With respect to a Participant who is a substantial owner (as defined in Section 4022(b)(5) of ERISA) an amount equal to the present value of the benefit guaranteed for such Participant under Section 4022 of ERISA, or if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences determined in accordance with regulations issued by the Pension Benefit Guaranty Corporation.

                  With respect to a Participant who is not a substantial owner (as defined in Section 4022(b)(S) of ERISA) an amount equal to the present value of the maximum benefit described in Section 4022(b)(3)(b) of ERISA (determined on the date the Plan terminates or on the date benefits commence, whichever is earlier and determined ID accordance with regulations issued by the PBGC) without regard to any other limitations of
                  Section 4022 of ERISA.

         (3) the Employer contribution which would have been applied to provide for the Employee if this Plan had been continued without change.

6. While this Plan is in full effect and its full current costs are being met, any Participant described in Section 5(a) above may receive his full benefits as set forth in Article V subject to no restrictions as provided for in Section 5(b).

7. If this Plan is terminated within the ten year period subsequent to the Effective Date or if the full current costs attributable to such period are not being met, no Participant described in Section 5(a) above shall receive any benefits subject to the restrictions as provided for in Section 5(b).

8. Any funds not allocated to a Participant described in Section 5 above as a result of this Provision shall be used to increase the amounts of the Retirement Benefits of all other surviving Participants under this Plan. Such funds shall be allocated to each Participant based on the proportion of each Participant's Retirement Benefits to the extent they are unfunded to the total of all Retirement Benefits due hereunder to the extent they are unfunded.

                                  ARTICLE XIII

                                  MISCELLANEOUS

1. Inclusion in this Plan shall not be construed as giving the Participant any right to be retained in the service of the Employer without the Employer's consent, nor shall it interfere with the right of the Employer to discharge the Participant, nor shall it give the Participant any right, claim or interest in any Retirement Benefits herein described except upon fulfillment of the provisions and requirements of this Plan.

2. If a vested Participant terminates employment, and the present value of such Participant's nonforfeitable Accrued Benefit is not greater than $3,500, the Participant or the person designated by him to receive payments upon his death, if applicable, shall receive a lump sum settlement of such present value. No distribution may be made under the preceding provisions of this Section 2 after a Participant's Annuity Starting Date unless the Participant and, if applicable, his Spouse (or where the Participant has died, the surviving Spouse) consent, pursuant to a Qualified Election, to such distribution within 90 days of the distribution date. For purposes of this Section 2, "Annuity Starting Date", "Spouse", and "Qualified Election" shall have the respective meaning set forth in Article VI hereunder. A lump sum settlement shall be made any time after the Participant's termination of participation but prior to the close of the second Plan Year following the Plan Year in which the termination occurs, even though the Participant or the person designated by him to receive payments upon his death, if applicable, is not otherwise entitled to commencement of benefit payments at such time under other provisions of the Plan.

     For purposes of this Section, "Termination of Participation" shall mean:

     (a) the day such lump sum is distributed for all Participants who terminated employment prior to the adoption date of this amendment, provided that such distribution occurs within one year following the adoption date of this amendment; or

     (b) the day employment is terminated for all Participants who terminated employment on or subsequent to the adoption date of this amendment.

     The present value shall be determined without regard to the Participant's sex based upon the interest rate and mortality assumptions, determined as of the first day of the Plan Year that contains the Annuity Starting Date, used by the Pension Benefit Guaranty Corporation for plan terminations. If the Plan is amended to change the time for determining the Pension Benefit Guaranty Corporation interest rate and mortality assumptions then any lump sum settlement in the one year period commencing at the time such amendment is effective (if the amendment is effective on or after the adoption date) shall be based on the interest rate and mortality assumptions determined under the Plan, either before or after the amendment, which will result in the larger benefit. If such amendment is adopted retroactively (i.e. the amendment is effective prior to adoption date) then the interest rate and mortality assumptions which will result in the larger benefit shall be used for any lump sum settlement made in the period beginning with the effective date of the amendment and ending one year after the amendment's adoption date.

     In addition, in no event shall an amendment changing the method for determining a lump sum settlement (as a result of retirement, disability, or death) deprive a Participant of his lump sum settlement so determined to the later of the effective date or adoption date of any such amendment. Should an amendment be adopted which directly or indirectly affects the computation of a Participant's lump sum settlement, such Participant's lump sum settlement so determined shall be equal to or greater than the lump sum settlement determined (without regard to such amendment) as of the later of the amendment's adoption date or effective date.

     If a vested Participant receives a lump sum settlement pursuant to this
     Section 2 which is equal to the present value of his entire Accrued Benefit and subsequently is reemployed by the Employer, his Participation Service (if applicable) and Vesting Service completed prior to such payment shall be counted for purposes of determining such Participant's rights to benefits under the Plan upon his reemployment. However, Credited Service with respect to which such Participant has received a lump sum settlement upon termination of employment will be disregarded for purposes of determining his Accrued Benefit under the Plan upon his reemployment.

3. No person entitled to benefits under this Plan shall have the right to assign, commute or encumber the benefits herein provided. To the maximum extent permitted by law, the benefits or payments herein provided shall not in any way be liable to attachment, garnishment or other process, or to be seized, taken, appropriated or applied by any legal or equitable process, to pay any debt or liability of such person. The preceding also applies to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined lo be a qualified domestic relations order as defined in Section 414(p) of the Internal Revenue Code or any domestic relations order entered before January 1, 1985. Upon receipt of a domestic relations order, the Administrator shall, within a reasonable period of time, review the domestic relations order to determine whether it is a qualified domestic relations order. The Administrator shall promptly notify the Participant and the alternate payee(s) of the procedures for determining whether such order is qualified. Until such determination has been made, the Administrator shall defer the payment of any disputed benefits.

                                   ARTICLE XIV

                              TOP-HEAVY PROVISIONS

1. The provisions of this Article become operative for any Plan Year which begins after 1983 in which this Plan is deemed to be a Top-Heavy Plan in accordance with Section 3 below. However, the Plan shall not be considered a Top-Heavy Plan and the provisions of this Article, except as provided in
     Section 8 shall not become operative for any Plan Year in which the Plan is part of a Permissive Aggregation Group which is not deemed to be Top-Heavy.

2. For the purposes of this Article, the following definitions shall apply:

     (a) Actuarial Assumptions means the mortality and interest assumptions which are consistent with those used in the actuarial valuation.

     (b) Compensation means the wage or salary paid to the Employee as reported to the Internal Revenue Service for the calendar year that ends with or within the Plan Year. The annual Compensation taken into account with respect to any Employee under this Article shall not exceed $200,000 (or effective for Plan Years beginning after December 31, 1988, such other amount as may be permitted under Section 415(d) of the Internal Revenue Code). For Plan Years beginning after December 31, 1988 the rules of Internal Revenue Code Section 414(q)(6) shall apply in determining the Compensation of an Employee, except that in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age 19 before the close of the year. If the Employer is a member of a controlled group of corporations, Compensation paid to an Employee by any member of the controlled group is considered to be Compensation from the Employer during the Limitation Year.

     (c) Determination Date means the date on which the Plan Administrator tests the Plan to determine if the Plan is Top-Heavy. In the first Plan Year the Determination Date shall be the last day of such Plan Year. In all other Plan Years, the Determination Date shall be the last day of the Plan Year which precedes the Plan Year for which the test is being made.

     (d) Key Employee means any Employee or former Employee who at any time during the Plan Year or any of the four preceding Plan Years is:

         (i) an officer of the Employer having an annual Compensation, while an officer, greater than 50% of the amount in effect under Section 415
             (b)(1)(A) of the Internal Revenue Code (the defined benefit plan dollar limitation) for the calendar year in which such Plan Year ends;

         (ii) one of the ten Employees owning the largest interests in the Employer and having annual Compensation from the Employer of more than the limitation in effect under Section 415(c)(1)(A) of the Internal Revenue Code (the defined contribution plan dollar limitation) for the calendar year in which such Plan Year ends. However, any Employee included in this category must own more than one-half percent interest in the Employer. If two Employees have the same interest in the Employer, the Employee having the greater annual Compensation from the Employer shall be treated as having a larger interest;

         (iii) a five (5) percent owner of the Employer;

         (iv) a one (1) percent owner of the Employer having an annual Compensation (within the meaning of Section 414(q)(7) of the Internal Revenue Code) from the Employer of more than $150,000;

         with the meaning set forth in Section 416(i)(1) of the Internal Revenue Code. The Beneficiary of a Key Employee is treated as a Key Employee and the Beneficiary of a former Key Employee is treated as a former Key Employee.

     (e) Participant includes any Plan Participant as well as any Employee who is otherwise excluded from participating in this Plan merely because the Employee's Compensation is less than a specified amount, if applicable, as well as any Employee who is otherwise excluded from participating in this Plan due to a failure to make mandatory Employee contributions, if applicable.

     (f) Permissive Aggregation Group means the group of plans of the Employer that are required to be aggregated, plus one or more plans of the Employer which are not part of a Required Aggregation Group but which satisfy the requirements for qualification under Section 401(a)(4) and
         Section 410 of the Internal Revenue Code when considered together with the Required Aggregation Group, as long as the benefits provided under such plan or plans are comparable to the benefit provided under this Plan. The plans shall be aggregated by adding the results of each plan as of the determination date for each such plan that falls within the same calendar year.

     (g) Required Aggregation Group means the group of plans of the Employer in which any Key Employee of the Employer participates or participated at any time during the determination period (regardless of whether a plan terminated). In addition, any other plan or plans of the Employer combined with this Plan in order to satisfy the requirements for qualification under Section 401(a)(4) or Section 410 of the Internal Revenue Code shall be included in the Required Aggregation Group. The plans shall be aggregated by adding the results of each plan as of the determination date for each such plan that falls within the same calendar year.

3. As of each Determination Date the Plan Administrator shall determine if the Plan or Required Aggregation Group is Top-Heavy by comparing the present value of the cumulative benefits under the Plan or plans for Key
     Employees to the present value of the
     cumulative benefits for all Employees covered under the Plan or plans.
     If the present value of such cumulative benefits for the Key Employees exceeds 60% of the present value of such cumulative benefits for all Employees the Plan is deemed to be Top-Heavy. Such present value of cumulative benefits shall include distributions made within the Plan
     Year that includes the Determination Date and the four preceding Plan
     Years but, shall not include the present value of benefits for former
     Key Employees, and for Plan Years beginning after December 31, 1984 shall not include the present value of benefits for any Employees who have not performed an Hour of Service for the Employer during the Plan
     Year that includes the Determination Date and the four immediately preceding Plan Years.

4. For the purposes of this Article, the present value of benefits shall be the amounts calculated as of the most recent valuation date which is within the twelve month period ending with the Determination Date as if each Participant terminated employment with the Employer as of such valuation date, and the present value of such amount shall be based on the Actuarial Assumptions.

5. Accrued Benefits for determining whether the plan is Top-Heavy shall be calculated using the same accrual rule for all defined benefit plans of the Employer. If no single accrual rule is used for all such plans, the fractional accrual method as described in Section 411(b)(1)(C) shall be used.

6. The minimum Employer derived Accrued Benefit for each Participant who is not a Key Employee must equal the lesser of the product of 2% of Compensation per year of Vesting Service or 20% of Compensation. For purposes of this minimum benefit, any Vesting Service earned before a Participant's anniversary of his date of hire immediately preceding the Plan Year beginning on or after January 1, 1984 in which the Plan is first deemed to be Top-Heavy shall be excluded as well as those years of Vesting Service earned by a Participant from his anniversary of his date of hire immediately preceding each Plan Year when the Plan was not Top-Heavy. The Compensation which will be used for the purposes of this
     Section 6 shall be equal to the Participant's average Compensation for the five consecutive years when the Employee had the highest aggregate Compensation from the Employer. However, Compensation in years before January 1, 1984 and Compensation in years after the last Plan Year in which the Plan is Top-Heavy shall be disregarded.

     In computing the minimum benefit under this Section 6 it will be assumed that such benefit shall be payable at the Participant's Normal Retirement Age in accordance with the terms of the Life Annuity form.

7. If the form of benefit determined in accordance with Article V of this Plan is in a form of annuity other than a Life Annuity, the Participant must receive the greater of:

     (a) the Participant's Accrued Benefit determined under Article V; or

     (b) an amount which is the Actuarial Equivalent of the Participant's minimum benefit determined under this Article XIV. For this purpose, Actuarial Equivalent means a conversion factor as set forth in Revenue Ruling 76-47.

     If a benefit becomes payable to a Participant at a date other than on such Participant's Normal Retirement Age, the Participant must receive the greater of:

     (a) the participant's accrued Benefit determined under Article V, Section 3 or Section 4 whichever is applicable; or

     (b) an amount which is the Actuarial Equivalent of the Participant's minimum benefit determined under this Article XIV.

8. With respect to each Plan Year for which this Plan is deemed to be Top-Heavy in accordance with Section 3 of this Article, Compensation in excess of $200,000 per year (or, effective for Plan Years beginning after December 31, 1988, such other amount as may be permitted under
     Section 415(d) of the Internal Revenue Code) shall be disregarded for the purposes of computing benefits in accordance with Section 1 of
     Article V or Section 6 of this Article, provided, however, that such change shall not cause any reduction in the amount of Accrued Benefit to which any Participant is entitled under this Plan on the day before the Plan Year in which the Plan first became Top-Heavy.

9. With respect to any Plan Year for which this Plan is first deemed to be Top-Heavy in accordance with Section 3 of this Article and all subsequent Plan Years thereafter, the provisions of Article VII, Section 2 shall read as follows:

         "2. A Participant who terminates his employment prior to the termination of this Plan with less than 2 years of Vesting Service with the Employer shall forfeit all rights to benefits under this Plan. A Participant who has at least 2 years of Vesting Service and who terminates his employment with the Employer prior to his Normal Retirement Age, shall retain a nonforfeitable right to a percentage of his Monthly Accrued Benefit determined as of his date of termination of employment. Such percentage shall be determined in accordance with the Vesting Schedule below based on the years of Vesting Service completed by the Participant at his date of termination of employment. Except as provided in Article XIII Section 2, the Participant's nonforfeitable Monthly Accrued Benefit shall be payable on either the first day of the month coincident with or next following the Participant's Normal Retirement Age in a form as determined in accordance with Article VI or his Early Retirement Date in an amount as determined in accordance with
         Article V, Section 3, and in a form as determined in accordance with
         Article VI."

                                VESTING SCHEDULE

                     Years of Vesting                         Vesting
                          Service                           Percentage
                          -------                           ----------
                            0-1                                  0
                             2                                  20
                             3                                  40
                             4                                  60

                             5                                  80
                             6                                  100


     The foregoing provision shall apply only to Participants whose employment is terminated after working one (1) Hour of Service after the Plan is deemed to be Top-Heavy.

     No amendment to the vesting provisions shall deprive a Participant of his nonforfeitable right accrued (without regard to such amendment) as of the later of the adoption date or effective date of the amendment.

     In the event an amendment is adopted which directly or indirectly affects the computation of a Participant's nonforfeitable percentage, each Participant with at least 3 years of Vesting Service with the Employer may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment.

     Such election may be made in writing to the Plan Administrator any time after the adoption of any such amendment, provided, however, that the election period shall end no earlier than the latest of 60 days following the date the amendment is adopted, effective or the date the Participant is given written notification of the amendment by the Employer or Plan Administrator.

10. With respect to any Plan Year for which this Plan is deemed to be Top-Heavy in accordance with Section 3 of this Article, the provisions of subsections
     (d) and (e) of Article V, Section 7 shall be amended by substituting the number "1.0" where the number "1.25" is shown; provided however, that such substitution shall not cause any reduction in the amount to which any Participant was entitled under this Plan on the day before the Plan Year in which the Plan first became Top-Heavy.

11. During any Plan Year in which the Plan Administrator determines that the Plan is Top-Heavy, the benefit required under Section 6 shall not be required if an Employee who is not a Key Employee is included in another qualified defined benefit or qualified defined contribution plan maintained by the Employer provided an appropriate minimum required contribution or benefit is made on behalf of such Employee under the other qualified defined benefit or defined contribution plan.

Executed this _____________ day of ________________________, 19__.

ATTEST:                                        W.W. Clyde & Co.


By _________________________________           By _____________________________

Official Title _________________________       Official Title _________________

ATTEST:                                        Geneva Rock Products, Inc.


By _________________________________           By _____________________________

Official Title _________________________       Official Title _________________



ATTEST:                                        Beehive Insurance Agency, Inc.


By _________________________________           By _____________________________

Official Title _________________________       Official Title _________________